SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ANGELICA CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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.

Dear Shareholder:

       It is my pleasure to invite you to Angelica Corporation’s 2004 Annual Meeting of Shareholders at 10:00 a.m. on Tuesday, May 25, 2004, at the Saint Louis Club, 14th Floor, 7701 Forsyth Boulevard, Clayton, Missouri. In addition to the formal items of business to be brought before the meeting, members of management will review Angelica’s performance and answer your questions.

       Enclosed with this proxy statement are your proxy card and the Annual Report to Shareholders for the fiscal year ended January 31, 2004. Your vote is very important. We encourage you to read this proxy statement and vote your shares as soon as possible. A return envelope for your proxy card is enclosed for convenience. Shareholders of record also have the option of voting by using a toll-free telephone number or via the internet. Instructions for using these services are included on the proxy card.

       Thank you for your continued support of Angelica. I look forward to seeing you on May 25, 2004.

                                                                                                             Sincerely,

                                                                                                             Stephen M. O’Hara
                                                                                                             President and Chief Executive Officer

April 23, 2004
424 South Woods Mill Road
Chesterfield, Missouri 63017-3406

i

424 South Woods Mill Road
Chesterfield, MO 63017-3406

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Tuesday, May 25, 2004
Time:	10:00 a.m.
Place:	Saint Louis Club, 14th Floor 7701 Forsyth Boulevard Clayton, Missouri

Matters to be voted on:

  Election of three directors to serve for three-year terms and one director to serve for a two-year term.

  Approval of the Amendment and Restatement of the Angelica Corporation 1999 Performance Plan.

  Re-affirmation of the Performance Goals under the Angelica Corporation 1999 Performance Plan.

  Approval of the 2004 Equity Incentive Plan for Non-Employee Directors of Angelica Corporation.

  Any other matters that may be properly brought before the meeting or any adjournment thereof.

This proxy statement, proxy card and the Annual Report to Shareholders for the fiscal year ended January 31, 2004 were distributed to shareholders on or about April 23, 2004. The Board of Directors set a record date for this meeting as of the close of business on March 31, 2004.

By order of the Board of Directors,

Steven L. Frey Vice President, General Counsel and Secretary

April 23, 2004
St. Louis, Missouri

Whether or not you expect to attend the annual meeting, please date, sign and promptly return the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. Shareholders of record also have the option of voting by telephone or internet, as described on the proxy card.

GENERAL INFORMATION

Why am I Receiving the Proxy Materials?

       Angelica’s Board of Directors is soliciting proxies to be voted at the 2004 Annual Meeting of Shareholders. This proxy statement summarizes information you need to know to grant a proxy or to vote at the annual meeting. Throughout this proxy statement when the terms “Angelica,” “the Company,” “we” or “us” are used, they refer to Angelica Corporation.

Who Can Vote?

       Shareholders of Angelica as of the close of business on March 31, 2004 are entitled to vote at the annual meeting. On March 31, 2004, 8,931,529 shares of the Company’s common stock were issued and outstanding. Each share of common stock is entitled to one vote on each matter to be considered at the meeting.

How Many Votes Do I Have?

       You may vote all of the shares of Angelica common stock that you owned at the close of business on March 31, 2004, the record date for the annual meeting. These shares include:

  shares held directly in your name as the “shareholder of record”;

  shares held for you as the beneficial owner through a broker, bank or other nominee in “street name”; and

  shares credited to your account in the dividend reinvestment plan and employee benefit plans held in custody by the trustee, UMB Bank, N.A., and your 401(k) savings plan account held in custody by the trustee, Marshall & Ilsley Trust Company, N.A.

       The enclosed proxy card shows the number of shares which you are entitled to vote.

       If you receive more than one proxy card, it is an indication that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all of your shares are voted. To provide better shareholder services, we encourage you to have all accounts registered in the same name or names and address. You may do this by contacting our transfer agent, UMB Bank, N.A. at 1-800-884-4225.

       Shareholders do not have the right to cumulate their votes. Your individual vote is confidential and will not be disclosed to third parties.

What is the Difference Between Holding Shares as a Shareholder of Record and as a Beneficial Owner?

       Many shareholders hold their shares through a broker, bank or other nominee in “street name” rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record

       If your shares are registered directly in your name with the transfer agent, UMB Bank, N.A., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you.

Beneficial Owner

       If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you bring with you a legal proxy from the shareholder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

How Do I Vote by Proxy?

       Registered shareholders may vote by telephone, internet or mail. Telephone and internet voting information is provided on the proxy card. A proxy control number, located on the proxy card, is designed to verify your identity, allow you to vote your shares and confirm that your voting instructions have been properly recorded. Voting by telephone or internet will help us reduce costs.

  Voting by telephone
  In the U.S. and Canada, you may call toll-free 1-800-758-6973. Telephone voting is available 24 hours a day, 7 days a week until 5:00 p.m., CDT, May 24, 2004. If you vote by telephone, you do not need to return your proxy card.

  Voting by internet
  You may also choose to vote via the internet at http://www.eproxyvote.com/ag1. Internet voting is available 24 hours a day, 7 days a week until 5:00 p.m., CDT, May 24, 2004. If you vote via the internet, you do not need to return your proxy card.

  Voting by mail
  If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it to UMB Bank, N.A. in the postage-paid envelope provided.

       If your shares are held in street name, you will need to follow the voting instructions on the form you receive from your broker, bank or other nominee. The availability of telephone and internet voting will depend on their voting processes.

May I Revoke My Proxy?

       You may revoke your proxy:

  by submitting another proxy by telephone, internet or mail;

  by notifying our Corporate Secretary in writing before the meeting that you have revoked your proxy; or

  by voting by ballot at the meeting.

How Proxies Work

       The Board of Directors is asking for your proxy. By submitting your proxy to us, you authorize the persons designated as proxies by the Board to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of the nominees for director. You may also vote for or against each of the other proposal(s) or abstain from voting. If you return your signed proxy card but do not indicate your voting preferences, the designated proxies will vote, on your behalf, FOR each of the nominees for director and FOR each of the other proposals. The Board of Directors recommends you vote FOR the election of all of the directors and FOR each of the other proposals.

Required Votes

       A majority of the issued and outstanding shares entitled to vote must be represented at the meeting in person or by proxy in order to have a quorum. If a quorum is present at the meeting, then a plurality of the shares voted is required to elect directors and the affirmative vote of a majority of the shares voted is required to approve the other matters to be acted on, provided that the total vote cast on the other proposals represents over 50% of our outstanding shares. Therefore, shares subject to abstention will have the effect of a vote against the other proposals to the extent that the total vote does not exceed 50% of our outstanding shares.

       If you vote to abstain on any matter, or withhold votes in the election of directors, your shares will be counted as present at the meeting for quorum purposes, but will not be counted as votes cast on the proposal specified. Because the votes to elect directors are based upon a plurality of the votes cast, votes withheld will not affect the outcome of the vote. However, since abstentions on the other proposals will not be counted as votes cast, shares subject to abstention will have the effect of a vote against this proposal to the extent that the total vote does not exceed 50% of our outstanding shares.

       Proxies submitted by brokers that do not indicate a vote for a proposal because they have no discretionary voting authority and have not received instructions as to how to vote on the proposal (so-called “broker nonvotes”) are not considered as represented at the meeting for purposes of a quorum and will not affect the outcome of the vote on the proposals, except to the extent that a quorum is not then present at the meeting or that the total vote for those proposals related to our benefit plans (proposals numbered two, three and four on your proxy card) do not exceed 50% of our outstanding shares.

       Proxies will be inspected and tabulated by UMB Bank, N.A., our transfer agent.

Attending the Annual Meeting

       When you vote, indicate if you plan to attend the meeting. You will need proof of ownership to be admitted to the meeting if you are a beneficial owner of common stock held by a broker, bank or other nominee. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your common stock held in street name in person, you will have to obtain a proxy in your name from the registered holder.

Solicitation of Proxies

       Proxy materials were first mailed to shareholders on or about April 23, 2004. We have hired Georgeson Shareholder to assist in the distribution of proxy materials and solicitation of votes at a cost of approximately $9,000 plus out-of-pocket expenses. We will bear the entire cost of solicitation of proxies. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding the proxy materials to the beneficial owners of common stock. Officers and regular employees may also solicit proxies, but they will not be specifically compensated for such services.

Other Matters

       At the time this proxy statement was printed, we knew of no other matters to be presented or acted upon at the meeting. Under our By-laws, no business other than that stated in the meeting notice may be transacted at any meeting of shareholders unless the matter is properly delivered to our Corporate Secretary in the manner set forth in this proxy statement under the heading “Information About

Shareholder Proposals.” If any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by valid proxies will be voted in accordance with the judgment of the person or persons designated as proxies on the proxy card.

FISCAL YEAR

       Throughout this proxy statement you will find reference to the fiscal year 2003. This refers to Angelica’s last fiscal year that ended January 31, 2004. This is a change from how we previously referred to our fiscal year. We previously referred to a fiscal year by the calendar year in which it ends; we now refer to a fiscal year by the calendar year in which it begins. While we have changed our method of referring to our fiscal year, we have not changed the actual time period covered by the fiscal year. Wherever fiscal year 2003 is referred to in this proxy statement, it refers to the fiscal year that began January 26, 2003 and ended January 31, 2004.

ELECTION OF DIRECTORS
(Item No. 1 on Proxy Card)

Structure of the Board

       Our By-laws provide for a Board of Directors that is divided into three classes. The classes have three-year terms with one class standing for election each year. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy or a new directorship created by an increase in the size of the Board serves until the next election of directors by the shareholders at which time the director will stand for election for the remaining term of the class of directors to which the director belongs. Under Angelica’s By-Laws, generally the number of directors is fixed, and may be increased or decreased from time to time by resolution of the Board of Directors. Currently, the number of directors is fixed at seven.

       Our Board of Directors has nominated four individuals, all of whom are currently directors, for election as directors at the meeting. Susan S. Elliott, Don W. Hubble and Kelvin R. Westbrook have each been nominated for election to the class of directors to serve a three-year term expiring in 2007. Ronald J. Kruszewski has been nominated for election to the class of directors who have two years remaining in their term, which will expire in 2006.

       All of our directors, with the exception of Stephen M. O’Hara, are non-employee directors. Our Board believes that all of the non-employee directors act independently from management and do not have any relationships that would interfere with their free exercise of judgment. All, except for Mr. Hubble, are eligible to serve on the Audit Committee, the Corporate Governance and Nominating Committee and the Compensation and Organization Committee. Mr. Hubble is not currently considered an independent director because he retired as an executive officer of the Company in January 2004.

       The Board is not aware that any nominee named in this proxy statement is unwilling or unable to serve as a director. If, however, a director is unable to stand for election, the Board may, by resolution, fix the number of directors to provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies which do not indicate voting preferences may be voted for the substitute nominee.

       The election of directors is based upon a plurality of the votes cast. The three persons with the highest vote totals in the class of directors to serve a three-year term expiring in 2007 will be elected in this class, and the person with the highest vote total in the class of directors to serve the remaining two-year term expiring in 2006 will be elected in this class.

       Information concerning each of the directors standing for election or continuing in office is presented below.

Nominees for Three-Year Terms Ending in 2007

Director:	SUSAN S. ELLIOTT
Employment:	Ms. Elliott is Chairman and Chief Executive Officer of Systems Service Enterprises, Inc., an information technology solutions provider company, which she founded in 1966.
Directorships:	Chairman of Systems Service Enterprises, Inc; director of Ameren Corporation; director of AAA Missouri; and past Chairman of the Federal Reserve Bank of St. Louis.
Committees:	Compensation and Organization Committee; Corporate Governance and Nominating Committee
Age:	66
Director since:	1998
Director:	DON W. HUBBLE
Employment:	Mr. Hubble has been the non-executive Chairman of the Board since February 1, 2004. Mr. Hubble joined Angelica Corporation as Chairman, President and Chief Executive Officer on January 1, 1998 and served in that capacity until September 15, 2003 when he relinquished the titles of President and Chief Executive Officer. On January 31, 2004, Mr. Hubble retired as executive Chairman.

Directorships:	Chairman of Angelica Corporation since January 1, 1998; and Trustee of Johnson and Wales University.
Age:	64
Director since:	1998
Director:	KELVIN R. WESTBROOK
Employment:	Mr. Westbrook is President and Chief Executive Officer of Millennium Digital Media, L.L.C., a broadband services company, which he co-founded in May, 1997.
Directorships:	Director of Archer Daniels Midland Company.
Committees:	Audit Committee; Compensation and Organization Committee (Chairman)
Age:	48
Director since:	2001
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Nominee for Two-Year Term Ending in 2006
Director:	RONALD J. KRUSZEWSKI
Employment:	Mr. Kruszewski has been Chairman of Stifel Financial Corp. and its subsidiary Stifel, Nicolaus & Company, Incorporated, a full service brokerage investment banking firm since April, 2001, and has served as President and Chief Executive Officer since September, 1997.

Directorships:	Chairman of Stifel Financial Corp., Stifel, Nicolaus & Company, Incorporated and Downtown St. Louis Partnership, Inc.; trustee of St. Louis Science Center and Webster University; advisory director of SBI Incorporated and Southern Products Company; and director of St. Louis Regional Chamber and Growth Association.

Committees:	Audit Committee
Age:	45
Director since:	2004; Mr. Kruszewski was appointed to serve as a director as of March 1, 2004.
Directors to Continue in Office Until 2005
Director:	CHARLES W. MUELLER
Employment:	Mr. Mueller is the Retired Chairman and Chief Executive Officer of Ameren Corporation and its subsidiaries, Union Electric Company (d/b/a AmerenUE), a local electric utility, and Ameren Services Company, positions in which he served from 1998 until December 31, 2003. Mr. Mueller also served as President of Union Electric Company from 1993 until 2001 and as its Chief Executive Officer from 1994 until 2001.

Directorships:	Director of Ameren Corporation; director and former Chairman of the Federal Reserve Bank of St. Louis.
Committees:	Audit Committee (Chairman); Compensation and Organization Committee; Corporate Governance and Nominating Committee (Chairman)
Age:	65
Director since:	1996
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Director:	WILLIAM A. PECK, M.D.
Employment:	Dr. Peck has been Director of the Center for Health Policy for Washington University since July 1, 2003. Dr. Peck served as Dean of the School of Medicine from 1989 and Executive Vice Chancellor for Medical Affairs, Washington University from 1993 until his retirement from both those positions on June 30, 2003.

Directorships:	Director of Allied Healthcare Products, Inc., Hologic, Inc., Reinsurance Group of America, Incorporated and TIAA-CREF Trust Company.
Committees:	Audit Committee; Corporate Governance and Nominating Committee
Age:	70
Director since:	1996
Directors to Continue in Office Until 2006
Director:	STEPHEN M. O’HARA
Employment:	Mr. O’Hara joined Angelica Corporation as President and Chief Executive Officer on September 15, 2003. Mr. O’Hara was Chief Executive Officer of Rawlings Sporting Goods Company, Inc., a seller of athletic equipment and uniforms, from November 1998 to September 2003 and Chairman from November 1998 to March 2003.

Directorships:	None.
Age:	49
Director since:	2000

Meetings and Committees of the Board

       Our Board of Directors meets throughout the year on a set schedule, and also holds special meetings and acts by written consent from time to time as appropriate. During the last fiscal year, our Board met eleven times. There are regularly scheduled sessions where the independent directors meet without management or inside directors present. These sessions are held either immediately before or following each Board meeting, and a director designated by majority vote of our independent directors presides over each such session. Board members have access to senior executive members of management to discuss particular matters for which the Board or a committee is responsible.

       In order to fulfill its responsibilities, our Board delegates to its three committees the authority to consider certain matters and report to the Board with appropriate recommendations. To enhance the effectiveness of the committees:

  All Board Committees are composed entirely of independent, non-employee directors.

  Reports of committee activities are given at each Board meeting following committee action.

  Written charters are in place for the Audit, Compensation and Organization and Corporate Governance and Nominating Committees.

       Descriptions of the principal functions of the committees, the current membership of the committees and the number of meetings held during fiscal year 2003 are as follows:

Audit Committee

Members:	Charles W. Mueller (Chairman) Ronald J. Kruszewski William A. Peck Kelvin R. Westbrook (all independent directors)
Number of Meetings:	Five
Functions:	In compliance with its charter, the Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and monitors compliance with our Code of Conduct and Ethics. This Committee is solely responsible for the appointment, compensation, oversight and termination of our independent public accountants and the pre-approval of audit and non-audit services. The Board of Directors has determined that Ronald J. Kruszewski is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. See below for the Report of the Audit Committee for the fiscal year ended January 31, 2004. The Audit Committee Charter is attached as Appendix A to this proxy statement.

Compensation and Organization Committee
Members:	Kelvin R. Westbrook (Chairman) Susan S. Elliott Charles W. Mueller (all independent directors)
Number of Meetings:	Six
Functions:	In accordance with its charter, the Compensation and Organization Committee reviews and approves executive compensation and employee benefit plans and programs, including their establishment, modification and administration. See below for the Compensation and Organization Committee Report on Executive Compensation for the fiscal year ended January 31, 2004.

Corporate Governance and Nominating Committee
Members:	Charles W. Mueller (Chairman) Susan S. Elliott William A. Peck (all independent directors)
Number of Meetings:	Four
Function:	In accordance with its charter, the Corporate Governance and Nominating Committee recommends nominees for election as director, recommends nominees for Board Committee appointment, considers nominees for director recommended by shareholders and recommends candidates for appointment as corporate officers.

       Our Board met a total of eleven times during the fiscal year ended January 31, 2004. In addition to meetings of the full Board, directors attended meetings of Board Committees. All of the directors attended 100% of the meetings which were held by the Board and the Committees and which each respective director was eligible to attend.

       Generally, the members of the Board of Directors have attended our annual meetings of shareholders in the past, and are generally expected to continue to do so in the future. Accordingly, we have not deemed it necessary to adopt a formal policy with respect to such attendance. All of the members of our Board of Directors attended our 2003 Annual Meeting of Shareholders.

       In addition, we have adopted a Code of Conduct and Ethics that applies to our senior executive and financial officers. This code, as well as the charters of the Company’s Audit Committee, Compensation and Organization Committee and Corporate Governance and Nominating Committee, are available free of charge from our website at www.angelica.com.

Communications with the Board of Directors

       The process established by the Board of Directors for shareholders to communicate with the Board or with any director is for shareholders to send written communications to the Board or to any of its directors by sending such communications in care of the Corporate Secretary, Angelica Corporation, 424 South Woods Mill Road, Chesterfield, MO 63017-3406. All such communications will be compiled and relayed promptly to the Board or the individual directors as appropriate.

Director Compensation

       Mr. O’Hara does not currently receive compensation for serving as director. He received compensation for serving as director up until September 15, 2003 when he became President and Chief Executive Officer of Angelica. Mr. Hubble did not receive compensation for serving as director during the fiscal year ended January 31, 2004, but now receives compensation as the non-executive Chairman of the Board equal to a pro-ration of the annual retainer listed below for each month he continues in this position. Non-employee directors are compensated as follows:

Annual Board retainer:
Non-executive Chairman of the Board	$26,000
Chair of Audit Committee	$18,000
Chairs of Compensation and Organization Committee and Corporate Governance and Nominating Committee	$17,000
All other directors	$16,000
Board attendance fee (per meeting)	$1,250
Telephone Board and Committee Meeting fee (per meeting)	$450
Committee attendance fee (per meeting):
Meeting on same day as Board Meeting	$700
Meeting on day separate from Board Meeting	$1,000

       As compensation for serving as Chair of the Audit Committee commencing February 1, 2004, Mr. Mueller receives an additional $500 fee per meeting above the normal committee meeting fee in lieu of the increased retainer which would normally be paid to the Audit Committee Chair.

       The annual Board retainer fee is paid in shares of our common stock pursuant to the Non-Employee Directors Stock Plan (as described below). In addition, each non-employee director has received grants of shares of common stock and options to purchase shares of common stock each year under the Non-Employee Directors Stock Plan.

       Non-Employee Directors Stock Plan. Under this plan, each non-employee director receives 100% of his or her annual Board retainer fee in shares of common stock based upon the fair market value of the stock on the date of the annual meeting. A portion of the shares received as the annual Board retainer fee will be forfeited if the director serves less than ten months after the annual meeting. In addition, each non-employee director receives a grant of 100 shares of common stock each year under the plan. New non-employee directors receive, upon initial election to the Board, 400 shares of common stock. Stock granted under the plan, other than shares granted as the annual Board retainer fee, is forfeitable until earned out. Shares vest at the rate of one-third of the shares granted on the first, second and third anniversary dates of each grant. Options to purchase 2,000 shares of common stock are also granted annually under the plan to each non-employee director. The option price of these shares is 100% of the fair market value of the shares on the date of the annual meeting. The options typically vest and become exercisable ratably over four to five years and will vest and become exercisable in full upon a non-employee director’s retirement. The Non-Employee Directors Stock Plan terminates May 31, 2004 and the Board of Directors has approved subject to your approval at the annual meeting a new 2004 Equity Incentive Plan for Non-Employee Directors of Angelica Corporation as described in proposal number 4 of this proxy statement starting on page 35.

       Deferred Compensation Option Plan for Non-Employee Directors. Three current directors have elected to participate in the Deferred Compensation Option Plan for Non-Employee Directors. Upon election to the Board, a director may, at his or her election, defer $5,000 to $10,000 of Board meeting and Committee meeting fees annually for a period not to exceed four years. In exchange, the director is entitled to receive at retirement, a retirement benefit payment payable over 15 years following his or her retirement. The amount of the retirement benefit is a function of the amount of compensation deferred and certain actuarial factors.

       During his service as a non-employee Director on Angelica’s Board, and prior to being employed as President and Chief Executive Officer on September 15, 2003, Mr. O’Hara elected to participate in the Deferred Compensation Option Plan for Non-Employee Directors and defer meeting fees for a four-year period. Since he is now employed by the Company, and is no longer a non-employee director receiving meeting fees, he is not eligible to defer for a fourth and final year. As a consequence, Mr. O’Hara’s retirement benefit will be reduced to reflect the fact that all of his elected deferrals could not be made.

       During fiscal year 2003, the Board of Directors reviewed compensation for non-employee directors. In order to provide competitive compensation to attract and retain qualified non-employee directors, and in light of an increasing workload, the Board of Directors changed the non-employee director compensation arrangements effective with the annual meeting of the Board of Directors in 2004. Beginning May 25, 2004, the annual cash compensation for serving on the Board of Directors and the committees of the Board will be as follows:

Annual Board Retainer (payable in shares of Company stock)
Non-executive Chairman of the Board	$30,000
Chair of Audit Committee	$25,000
Audit Committee Member	$22,000
Chairs of Compensation & Organization Committee and Corporate Governance & Nominating Committee	$22,000
All other directors	$20,000

       The Board and Committee meeting fee schedule remains the same.

       The Board expects to emphasize restricted stock awards to non-employee directors over non-qualified stock options, if the shareholders approve the 2004 Equity Incentive Plan for Non-Employee Directors through the award of 600 shares of restricted stock to each such director as further described in proposal four of this proxy statement starting on page 35. This is consistent with the Company’s philosophy to emphasize performance-based restricted stock awards for employees instead of stock options for long-term incentives.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF SUSAN S. ELLIOTT, DON W. HUBBLE AND KELVIN R. WESTBROOK AS DIRECTORS FOR TERMS ENDING IN 2007, AND RONALD J. KRUSZEWSKI FOR A TERM ENDING IN 2006.

CORPORATE GOVERNANCE GUIDELINES

       The Board has adopted Corporate Governance Guidelines that are published on the internet at www.angelica.com, and the Board’s Corporate Governance and Nominating Committee is responsible for overseeing the guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

       The table below lists those persons known by us to own, directly or indirectly, five percent or more of the outstanding shares of common stock as of March 31, 2004.

Beneficial Ownership of Our Common Stock

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Class(1)
First Pacific Advisors, Inc.(2)	847,200	9.5%
11400 West Olympic Boulevard, Suite 1200 Los Angeles, CA 90064
Reed Conner & Birdwell, LLC(3)	785,887	8.8%
11111 Santa Monica Boulevard, Suite 1700 Los Angeles, CA 90025
Steel Partners II, L.P.(4)	784,350	8.8%
590 Madison Avenue, 32nd Floor New York, NY 10022
Barclays Global Investors, N.A.(5)	524,411	5.9%
45 Fremont Street San Francisco, CA 94105

(1)	Based on 8,931,529 shares outstanding as of March 31, 2004.
(2)	Based on a Schedule 13G Amendment No. 12 filed on February 12, 2004 with the Securities and Exchange Commission by First Pacific Advisors, Inc. which reports the beneficial ownership of 847,200 shares by it and certain affiliated entities and individuals, with sole voting power with respect to 283,600 shares and shared dispositive power of 847,200 shares.

(3)	Based on a Schedule 13G filed on February 17, 2004 with the Securities and Exchange Commission, by Reed Conner & Birdwell LLC, Donn B. Conner and Jeff Bronchick who reported beneficial ownership of the shares in the following capacities: (i) Reed Conner & Birdwell LLC beneficially owned 785,887 shares, with sole voting and sole dispositive power with respect to 785,887 shares; (ii) Mr. Conner, located at the address in the table, beneficially owned 785,887 shares, with sole voting and sole dispositive power with respect to 785,887 shares; and (iii) Mr. Bronchick, located at the

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address in the table, beneficially owned 785,887 shares, with sole voting and sole dispositive power over with respect to 785,887 shares.
(4)	Based on a Schedule 13D Amendment No. 2 filed July 3, 2003 with the Securities and Exchange Commission by Steel Partners II, L.P. and Warren G. Lichtenstein who reported beneficial ownership of the shares in the following capacities: (i) Steel Partners II, L.P., located at the address in the table, beneficially owned 784,350 shares, with sole voting power and sole dispositive power with respect to 784,350 shares; and (ii) Mr. Lichtenstein, located at the address in the table, beneficially owned 784,350 shares with sole voting and dispositive power with respect to 784,350 shares. Mr. Lichtenstein is the sole executive officer and managing member of Steel Partners, L.L.C., the general Partner of Steel Partners II, L.P. and therefore has the power to vote and dispose of the shares owned by Steel Partners II, L.P.

(5)	As reported in a Schedule 13G dated February 17, 2004 filed with the Securities and Exchange Commission by the following entities who reported beneficial ownership of the shares in the following capacities: (i) Barclays Global Investors, NA, located at the address in the table, beneficially owned 432,799 shares, with sole voting and sole dispositive power with respect to 366,278 shares; (ii) Barclays Global Fund Advisors, located at the address in the table, beneficially owned 155,433 shares, with sole voting and sole dispositive power with respect to 155,433 shares; and (iii) Barclays Bank PLC, 54 Lombard Street, London, England EC3P 3AH, beneficially owned 2,700 shares, with sole voting and sole dispositive power with respect to 2,700 shares. The filing indicated that the reported shares are held in trust accounts for the economic benefit of the beneficiaries of those accounts.

STOCK OWNERSHIP OF MANAGEMENT

       The table below shows the number of shares of common stock beneficially owned as of March 31, 2004, by each director, each nominee for election as a director, each executive officer listed in the Summary Compensation Table, and all directors and executive officers as a group. As of March 31, 2004, each director and executive officer named beneficially owned less than one percent, except for Mr. Hubble who owned 2.4%. The directors and executive officers as a group owned 5.7% of the Company’s common stock. All percentages include options that are exercisable within 60 days after March 31, 2004. The address of each director and executive officer named below is the same as that of Angelica Corporation (424 South Woods Mill Road, Chesterfield, Missouri 63017).

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Owned(1)(2)		Obtainable through Stock Option Exercise(3)	Total
Paul R. Anderegg	15,994	(4)	47,500	63,494
Theodore M. Armstrong	20,740	(5)	63,000	83,740
Susan S. Elliott	8,505		7,600	16,105
Steven L. Frey	7,434	(4)	28,500	35,934
Don W. Hubble	68,764	(6)	155,000	223,764
Ronald J. Kruszewski	5,567		—	5,567
Charles W. Mueller	11,624	(7)	11,000	22,624
Stephen M. O’Hara	22,497	(4)(8)	2,700	25,197
William A. Peck	9,096		11,000	20,096
Denis R. Raab	—		—	—
James W. Shaffer	6,654	(4)	17,750	24,404
Kelvin R. Westbrook	4,647		1,950	6,597
All executive officers and directors as a group (12 persons)	181,522		346,000	527,522

(1)	Except as otherwise indicated, each individual has sole voting and dispositive power over the shares listed beside his or her name.
(2)	(Includes 1,000 shares for Ms. Elliott, 400 shares for Mr. Kruszewski, 1,200 shares for Mr. Mueller, 700 shares for Mr. O’Hara, 1,200 shares for Dr. Peck, and 700 shares for Mr. Westbrook which were granted pursuant to the 1994 Non-Employee Directors Stock Plan.) With respect to these shares, the named directors have sole voting power and no current dispositive power except for 849 shares held by Ms. Elliott, 999 shares held by Mr. Mueller, 499 shares held by Mr. O’Hara, 1,200 shares held by Dr. Peck and 499 shares held by Mr. Westbrook for which they have sole voting and dispositive power.

(3)	Includes only those stock options exercisable within 60 days after March 31, 2004.
(4)	Includes restricted stock awarded under the Company’s long-term incentive program on February 1, 2004 as follows: Mr. Anderegg, 6,800 shares; Mr. Frey, 4,200 shares; Mr. O’Hara, 13,800 shares; and Mr. Shaffer, 3,750 shares.

(5)	Mr. Armstrong disclaims beneficial ownership of 200 shares included above which are held by a trust for his father of which he is co-trustee.
(6)	Mr. Hubble disclaims beneficial ownership of 22,000 shares included above which are held by his wife.
(7)	Mr. Mueller disclaims beneficial ownership of 11,624 shares included above which are held by his wife’s living trust.
14
(8)	Includes 3,000 restricted shares awarded to Mr. O’Hara on September 15, 2003 as an inducement to employment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Based on our records and other information, we believe that all SEC filing requirements under Section 16(c) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), applicable to our directors and executive officers were complied with on a timely basis in fiscal year 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

Change in Independent Public Accountants

       On April 15, 2002, we engaged Deloitte & Touche LLP to serve as our independent auditors for fiscal year ended January 25, 2003, replacing Arthur Andersen LLP as our independent auditors. The Board of Directors approved the decision to change independent auditors upon the recommendation of our Audit Committee.

       The audit reports of Arthur Andersen on our consolidated financial statements as of and for fiscal year ended January 26, 2002 and fiscal year ended January 27, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

       During the fiscal years ended January 25, 2003 and January 26, 2002 or the subsequent interim period through April 15, 2002:

  there was no disagreement between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with regard to our consolidated financial statements, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of such disagreement in its report;

  no reportable events (as described under item 304(a)(1)(v) of Regulation S-K of the 1934 Act) have occurred; and

  we did not engage Deloitte & Touche for any auditing work or consulting on any matter or event set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K of the 1934 Act.

       We provided Arthur Andersen with a copy of those of the foregoing disclosures applicable to them prior to the filing of our current report on Form 8-K disclosing the dismissal of Arthur Andersen. We also requested that Arthur Andersen furnish us with a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen agreed with the statement made by us herein, and, if not, stating the respects in which it did not agree. We received such a letter and filed it as an exhibit to an amendment to our initial report on Form 8-K.

Our Current Independent Public Accountants

       The Audit Committee has selected Deloitte & Touche as the independent public accountants to audit our consolidated financial statements for the fiscal year ending January 29, 2005. Deloitte & Touche has served as our independent public accountants since April 15, 2002 following the dismissal of Arthur Andersen as set forth above under the heading “Change in Independent Public Accountants.” Representatives of Deloitte & Touche are expected to be present at the meeting. These representatives may make a statement if they so desire and will be able to respond to appropriate questions by shareholders.

Audit Fees

       The information set forth below summarizes the fees paid to Arthur Andersen for services rendered prior to its dismissal and fees paid to Deloitte & Touche since its engagement. During the fiscal years ended January 31, 2004 and January 25, 2003, we paid the following fees:

	Fiscal Year Ended January 31, 2004	Fiscal Year Ended January 25, 2003
	Deloitte & Touche	Deloitte & Touche	Arthur Andersen
Audit Fees(1)	$219,700	$80,000	$162,733
Audit-Related Fees(2)	26,300	25,850	—
Tax Fees	—	—	—
All Other Fees	—	—	—

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by Deloitte & Touche or Arthur Andersen in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees of $26,300 and $25,850 relate to employee benefit plan audits.

       The Audit Committee pre-approves all fees and services provided by the independent auditors. Our Audit Committee has adopted pre-approval policies and procedures for non-audit services and 100% of all services disclosed above for the fiscal year ended January 31, 2004 were pre-approved by our Audit Committee and were provided pursuant to such policies and procedures.

* * *

       Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, or the 1934 Act, each as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Audit Committee Report, the Compensation and Organization Committee Report on Executive Compensation and the Stock Performance Graph on page 29 shall not be incorporated by reference into any future filings.

* * *

AUDIT COMMITTEE REPORT

       The Audit Committee operates under a written charter that was originally adopted by the Board of Directors on March 27, 2001 and was most recently amended and restated on March 17, 2004. A copy of this charter is included in this proxy statement as Appendix A. The Committee is composed of four directors appointed by our Board of Directors. Our Board of Directors considers each member of the Committee “independent” under each of the Sarbanes-Oxley Act of 2002 and the listing standards of the New York Stock Exchange.

       Management is responsible for our financial statements, internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing their report. The Committee’s responsibility is to monitor and oversee these processes.

       On April 15, 2002, our Board of Directors approved the decision to change independent auditors from Arthur Andersen LLP to Deloitte & Touche LLP upon the recommendation of the Audit Committee.

       The Committee reviewed and discussed with management and Deloitte & Touche our audited consolidated financial statements for the fiscal year ended January 31, 2004. Management represented to the Committee that these financial statements were prepared in accordance with accounting principles generally accepted in the United States. Deloitte & Touche expressed its opinion to the Committee that those audited consolidated financial statements present fairly, in all material respects, our financial position at January 31, 2004 and results of operations for the year then ended. The Committee discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

       Deloitte & Touche also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with Deloitte & Touche that firm’s independence.

       The Committee concluded that the audit and non-audit services provided by Deloitte & Touche were compatible with maintaining Deloitte & Touche’s independence as Angelica’s independent public auditors.

       Based on the Committee’s discussions with management and Deloitte & Touche and the Committee’s review of the representations of management and the report of Deloitte & Touche to Angelica, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2004 filed with the Securities and Exchange Commission.

March 17, 2004	Submitted by the Audit Committee,
Charles W. Mueller, Chairman Ronald J. Kruszewski William A. Peck Kelvin R. Westbrook

* * *

COMPENSATION AND ORGANIZATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

Compensation Philosophy

       The objectives of our executive compensation programs are to motivate management to create shareholder value by making an executive’s aggregate compensation generally commensurate with that executive’s responsibilities and performance, and the attainment of predetermined financial and strategic objectives. Our compensation plans are established with an appropriate balance of short-term and long-term incentives so as to attract and retain top quality executives. The Compensation and Organization Committee of the Board of Directors, which consists entirely of non-employee directors, has overall responsibility to administer the executive compensation programs, policies and practices.

Factors Considered in Determining Compensation

       We maintain an executive compensation program with total cash compensation consisting of both base salary and incentive compensation. An executive’s base salary is established within a range deemed to be competitive with other companies that are considered to be our competitors for executive talent. In setting the base salary range for executives in our operating divisions, the Committee considers compensation packages offered by companies in competitive markets, such as textile service companies and specialty retail companies.

       As there are no companies with a mix of business lines substantially similar to ours, taken as a whole, the compensation packages for those officers who have responsibilities relating to both of our business lines are compared to the compensation packages of comparable officers of companies of similar size and complexity to us. For these officers, the Committee uses a variety of sources in order to develop a median range of compensation. Those sources provide information covering many companies (that are not necessarily the same companies included in the Value Line Industrial Services peer group utilized in the Stock Performance Graph) and deal with a variety of factors such as labor force, sales or revenue, location and market. Base salary is maintained within the target range developed by the use of those various sources. Although factors such as location, experience and performance can affect where in the range total cash compensation falls, attempts are made to maintain total base salary at the median of the range.

Short-Term Incentive Compensation

       Short-term incentive compensation can range from 0 to 100% of an individual’s base salary. The maximum amount which can be earned varies depending on the individual’s grade level and area of responsibility. Only those individuals whose performance would have a measurable impact on shareholder value are eligible for incentive compensation. In fiscal 2003, the ranges for those eligible for incentive compensation were from 0-25% to 0-100%. The Chief Executive Officer’s range was 0-100% and all other executive officers named in the Summary Compensation Table are assigned a range of 0-80%.

       In order to earn incentive compensation, other than discretionary bonuses, individual, as well as division and corporate goals, must be attained. Goals are established specifically to motivate the executive officers to increase earnings and shareholder value. In fiscal 2003, these goals included growth in earnings, growth in cash flow and growth in revenues in addition to individual performance goals within the participant’s area of responsibility. Corporate and division goals are set by the Chief Executive Officer with approval of the Committee. Individual goals are set by the participant’s immediate superior with the approval of the next higher level of management.

       Since the Company’s earnings per share in fiscal 2003 were below a threshold level for the payment of incentive compensation, neither Mr. Hubble, Chief Executive Officer until September 15, 2003, nor any of the executive officers named in the Summary Compensation Table, other than Mr. Anderegg, received any incentive compensation. On the basis of meeting division goals for fiscal 2003, Mr. Anderegg received 25% ($73,830) of base salary as incentive compensation. Mr. Frey received a discretionary bonus of $8,750, and Mr. Shaffer received a discretionary bonus of $7,000. Mr. O’Hara, Chief Executive Officer since September 15, 2003, was not eligible to receive incentive compensation.

Other Types of Compensation Received by Executives

       The Committee believes that executives who own our common stock will be more motivated to work towards increasing shareholder value. The Stock Bonus and Incentive Plan, that expired on April 1, 2003, allowed the executive to elect to receive up to one-half of his or her annual incentive award in shares of our common stock and provided a match by us of 50% of the amount elected, also payable in common stock, as incentive to own common stock. The plan required that the common stock purchased be retained for three years after the election and that the shares subject to our match be subject to forfeiture for five years in the event that an executive’s employment terminates, thus encouraging executives to continue to work for the long-term increase in the price of our common stock.

       To further encourage executives to work toward the growth of shareholder value, the Committee has periodically awarded stock options to various executives under our 1994 and 1999 Performance Plans. This gives executives the opportunity to buy our common stock at option prices which, at the time of exercise, may be below the then-current market value. The option price is the fair market value on the date of grant. Options become exercisable ratably over three to five years, provided the executive remains employed. The grant of stock options is strictly discretionary; however, the executive’s performance and grade level, as well as total grants outstanding, are considered in determining the amount of option grants. The amount an executive may realize from the option grants depends on the market price of the common stock at the time that the underlying stock is sold by the executive. After an option becomes exercisable, the decision of when to exercise an option and when to sell the underlying stock, thus realizing the value, is determined by each individual executive. For fiscal 2003, the following executive officers named in the Summary Compensation Table received the following option grants: Mr. Anderegg, 12,000 shares; Mr. Frey, 12,000 shares; and Mr. Shaffer, 8,000 shares.

       During fiscal 2004, we intend to continue to modify our approach to stock-based compensation in ways that we believe will further enhance the effectiveness of the executive compensation program. This will include the use of stock-based compensation awards that have performance objectives associated with them. Failure to meet the performance objectives can result in a forfeiture of some or all of the related award. These changes retain the focus on increasing shareholder value present in our current programs. They also add focus on key performance objectives that will contribute to shareholder value creation and accountability for attaining these goals as a prerequisite for executives sharing in the growth of shareholder value.

       This modified approach is reflected in the new long term incentive program that was established to become effective beginning fiscal 2004. Under this program, a limited number of participants receive an award of restricted shares that will be earned if the three-year performance goals associated with the award are achieved. If those goals are not achieved, some or all of the shares can be forfeited. As reflected by this program, it is expected that we will continue to emphasize the use of restricted shares of stock in place of stock options. The restricted stock issued in connection with the long term incentive program is issued under the Angelica Corporation 1999 Performance Plan.

CEO Compensation

       In establishing the Chief Executive Officer’s annual cash compensation, the Committee seeks to be competitive with other companies of comparable size and business scope and yet base a large percentage of the total cash compensation upon performance criteria. While this may result in a fluctuation in the actual level of compensation from year to year, the Committee believes that its objective appropriately motivates the Chief Executive Officer toward clearly defined goals and maintains some certainty in the level of compensation through the non-performance-based salary portion of total compensation. The grant of options to Mr. Hubble in prior years, as well as his participation in the Stock Bonus and Incentive Plan, is in accordance with the Committee’s philosophy that the Chief Executive Officer be encouraged to maintain a significant stock ownership position in order to align his interest with those of our shareholders. This philosophy continues to be reflected in the grant of the performance-based stock options to Mr. O’Hara described below, by his participation in the performance-based long-term incentive program discussed above and in the 3,000 share grant of restricted stock he received as an employment inducement.

       Mr. Hubble’s short-term incentive compensation for fiscal 2003 was set at 0 to 100% of his base salary but he did not receive any incentive compensation for fiscal year 2003 because earnings per share in fiscal 2003 were below a threshold level for the payment of incentive compensation.

       Mr. O’Hara was granted three separate stock option grants as an inducement to employment: one grant for 100,000 shares at market price on the date of grant and two grants for 50,000 shares each, which will vest and become exercisable only upon the closing price of the Company’s common stock on the New York Stock Exchange being at least $25.00 and $30.00, respectively, during any period of five consecutive trading days. Mr. O’Hara was also issued 3,000 shares of restricted stock on September 15, 2003 pursuant to his employment agreement.

       Mr. O’Hara was not eligible for incentive compensation for fiscal year 2003.

IRS Limits on Deductibility of Compensation

       Although no executive officer currently receives in excess of $1,000,000 of compensation annually, the Committee’s policy is to maximize the tax deductibility of executive compensation without compromising the essential framework of the existing total compensation program. The Committee may elect to forego deductibility for federal income tax purposes if such action is, in the opinion of the Committee, necessary or appropriate to further goals of the executive compensation program, or otherwise is in our best interests.

       Although the foregoing describes the Committee’s current compensation policies applicable to the executive officers, the Committee reserves the right to change these policies at such time in the future and in such a manner as the Committee deems necessary or appropriate.

Submitted by the Compensation and Organization Committee,

Kelvin R. Westbrook, Chairman Susan S. Elliott Charles W. Mueller

* * *

COMPENSATION COMMITTEE INTERLOCKS

       Each member of the Compensation and Organization Committee listed above is an independent director.

SUMMARY COMPENSATION TABLE

       The table below summarizes the amounts paid to the Chief Executive Officer and each of the four next highest paid executive officers at the end of fiscal 2003. The table also includes Denis R. Raab who served as a Vice President and President of the Life Uniform segment until October 31, 2003. Mr. Raab would have been included in the four next highest compensated executive officers except for his termination of employment prior to fiscal year end.

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year Ended	Salary(1)	Cash	Bonus Noncash ($)(2)(3)	Total	Restricted Stock Award(s) ($)(2)(3)		Securities Underlying Options (#)		All Other Compen- sation ($)(4)
Stephen M. O’Hara(5)	1/31/04	$142,500	—	—	—	$60,317	(6)	202,000	(8)	$30,400	(10)
President and	1/25/03	—	—	—	—	1,667	(7)	2,000	(9)	33,567	(10)
Chief Executive Officer	1/26/02	—	—	—	—	1,093	(7)	1,600	(9)	30,200	(10)

Don W. Hubble(11)	1/31/04	434,000	—	—	—	448,306	(12)	—		468,605	(13)
Chairman. Formerly President and	1/25/03	434,000	$293,327	$97,273	$390,600	48,636		—		—
Chief Executive Officer	1/26/02	434,000	—	—	—	—		—		1,504

Paul R. Anderegg	1/31/04	289,519	73,830	—	73,830	—		12,000		5,909
Vice President. Also	1/25/03	274,519	160,792	17,133	177,925	8,566		10,000		1,686
President, Textile Services	1/26/02	256,667	120,000	—	120,000	170,460	(14)	60,000		240
Segment

Theodore M. Armstrong(15)	1/31/04	220,000	—	—	—	—		—		1,220
Formerly Senior Vice-President—	1/25/03	208,000	119,924	29,836	149,760	14,918		—		1,860
Finance & Administration and	1/26/02	208,000	15,000	—	15,000	—		—		1,337
Chief Financial Officer

Steven L. Frey	1/31/04	175,000	8,750	—	8,750	—		12,000		4,583
Vice President, General	1/25/03	163,583	109,559	12,121	121,680	6,060		8,000		1,809
Counsel & Secretary	1/26/02	154,000	15,000	—	15,000	—		3,000		1,347

Denis R. Raab(16)	1/31/04	155,327	—	—	—	—		—		50,470	(17)
Formerly Vice President. Also	1/25/03	190,500	101,841	11,316	113,157	5,658		6,000		1,762
formerly President, Life Retail	1/26/02	185,083	—	—	—	—		3,000		1,344
Stores segment

James W. Shaffer(18)	1/31/04	138,750	7,000	—	7,000	—		8,000		3,209
Vice President, Treasurer and	1/25/03	131,417	64,423	7,127	71,550	3,563		5,000		1,650
Chief Financial Officer	1/26/02	125,000	10,000	—	10,000	—		3,000		1,012

(1)	Includes participant deferrals under the Retirement Savings Plan.
(2)	Includes the value of shares issued under the Stock Bonus and Incentive Plan. Participants in the Stock Bonus and Incentive Plan could elect to receive up to 50% of their incentive compensation in shares of common stock in lieu of cash. These shares cannot be sold for three years. Participants received additional restricted shares of common stock with a fair market value equal to one-half of that portion of the incentive compensation which participants elected to take in common stock. Shares issued under the plan as additional shares become transferable in five years and are subject to forfeiture should the participant’s employment terminate prior to the expiration of five years, except in the case of death, disability, retirement after the age of 62 or, alternatively, attainment of age 55 and completion of at least ten years of employment, or certain terminations after a change of control. The number of shares of common stock issued under the plan was computed based upon the fair market value of the common stock on the date of issuance. The value of shares which the participant received upon deferral of incentive compensation is reported under the “Bonus - Noncash” column, while the value of additional shares is reported under the “Restricted Stock Awards” column. Participants receive any dividends paid on shares issued under the Stock Bonus and Incentive Plan.
21
The Stock Bonus and Incentive Plan terminated on April 1, 2003 and no further shares are issuable under the plan.
(3)	At the end of the fiscal year ended January 31, 2004, the following executive officers named in the table held the following number of shares of restricted stock: Mr. Armstrong, 5,082 shares with an aggregate value of $111,804; Mr. Anderegg, 1,612 shares with an aggregate value of $35,464; Mr. Frey, 2,234 shares with an aggregate value of $49,148; Mr. O’Hara, 3,201 shares with an aggregate value of $70,422; and Mr. Shaffer, 2,370 shares with an aggregate value of $52,140.
(4)	Includes contributions to the Retirement Savings Plan on behalf of each of the executive officers named in the table to match calendar 2003 participant deferrals, and to the Mirror 401(k) and Deferred Compensation Plan for Mr. Anderegg, Mr. Frey and Mr. Shaffer, (included under “Salary”) made by each to such plan.
(5)	Mr. O’Hara was elected President and Chief Executive Officer on September 15, 2003.
(6)	3,000 shares of restricted stock were issued to Mr. O’Hara on September 15, 2003, pursuant to his employment agreement. One-third each of the shares will vest on September 15 of 2004, 2005 and 2006. Also includes 100 shares awarded as a director stock grant during Mr. O’Hara’s service as a non-employee director on Angelica’s Board. One-third each of the shares will vest on the anniversary date of the grant. Mr. O’Hara is entitled to receive any dividends paid on these shares.
(7)	Stock grants of 100 shares awarded annually to Mr. O’Hara during his service as a non-employee director on Angelica’s Board. One-third each of the shares will vest on the anniversary dates of the grants. Mr. O’Hara is entitled to receive any dividends paid on these shares.
(8)	Includes 2,000 option shares granted in fiscal 2003 during Mr. O’Hara’s service as a non-employee director on Angelica’s Board.
(9)	Option shares granted during Mr. O’Hara’s service as a non-employee director on Angelica’s Board.
(10)	Compensation received during Mr. O’Hara’s service as a non-employee director on Angelica’s Board.
(11)	Mr. Hubble relinquished the titles of President and Chief Executive Officer on September 15, 2003. He subsequently retired as executive Chairman of the Board on January 31, 2004. Mr. Hubble has served as non-executive Chairman since February 1, 2004.
(12)	22,636 shares of restricted stock were issued to Mr. Hubble on February 5, 2003 pursuant to his employment agreement dated February 5, 2003. The shares vested January 31, 2004 pursuant to his Retirement Transition Agreement. Mr. Hubble was entitled to receive any dividends paid on these shares.
(13)	Effective January 31, 2004, Mr. Hubble retired as an officer and executive Chairman of the Board one year earlier than what was provided for in his employment agreement. During that additional year Mr. Hubble would have earned not only an annual salary of $434,000, but would have also been eligible to earn incentive compensation equal to 100% of that amount. As settlement for eliminating the remaining year on his employment agreement, and for waiving his opportunity to earn additional incentive compensation, Mr. Hubble was paid a lump-sum payment equal to the salary remaining under his employment agreement, as well as accrued vacation.
(14)	18,000 shares of restricted stock were issued to Mr. Anderegg on February 1, 2001, pursuant to his employment agreement. All shares have vested.
(15)	Mr. Armstrong retired as Senior Vice President-Administration and Chief Financial Officer on February 28, 2004.
(16)	Until October 31, 2003, Mr. Raab was Vice President and President of the Life Uniform business segment of Angelica.
(17)	Includes $49,250 in severance payments pursuant to Mr. Raab’s employment agreement.
(18)	Mr. Shaffer, who previously served as Vice President and Treasurer, assumed the additional title of Chief Financial Officer effective February 29, 2004.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

       Each of the named executive officers identified in the Summary Compensation Table has an employment agreement with Angelica.

       Mr. O’Hara has an employment agreement with Angelica that automatically renews for one year terms after the expiration of its initial term on September 15, 2006. This employment agreement grants Mr. O’Hara a salary continuation for twenty-four months upon termination without cause, for good reason or for non-renewal by Angelica of the then-current term of the Agreement as long as such termination is not in connection with a change in control transaction. If Mr. O’Hara’s employment with Angelica or its successor is terminated six months or less before or within three years after a change in control transaction, then Mr. O’Hara will receive a lump-sum severance payment equal to 2.5 times his annual salary and all of his stock options and restricted stock awards that have not otherwise expired or are controlled by the respective terms of their plans shall vest. In addition, Mr. O’Hara is entitled pursuant to certain conditions to a continuation of medical and health benefits for him and his family after the termination of his employment for a period equal to two years for each year that he has been employed by Angelica up to a ten-year maximum, at no cost to them. The continuation of medical and health benefits and the vesting and extension of exercisability of all stock-based awards will also occur in the event of Mr. O’Hara’s death or disability during, or his retirement at the end of, the term. Mr. O’Hara’s agreement contains non-compete covenants that extend for two years after the end of his employment and confidentiality provisions.

       Messrs. Anderegg and Frey have employment agreements that grant them salary continuation upon termination without cause or for good reason prior to a change in control transaction. Mr. Anderegg’s salary continuation is for a twenty-four month period and Mr. Frey’s salary continuation is for a period of one year following such termination. During the last twelve months of Mr. Anderegg’s salary continuation period, his compensation shall be offset by any compensation he receives through new employment.

       Upon the termination of Mr. Anderegg’s employment, all stock options he has received through the Company’s stock-based compensation plans or stock option agreements that are not otherwise expired and that would otherwise have vested within twelve months shall vest and those options and his other vested stock options shall continue to be exercisable according to their respective terms. In addition, Mr. Anderegg and his spouse shall be entitled to continuation of medical and health benefits until such benefits are covered by a new employer or the twenty-four month period has ended, whichever occurs first.

       If Mr. Anderegg’s or Mr. Frey’s employment with Angelica or its successor is terminated in anticipation of, or within two years following, a change in control transaction without cause or for good reason, the executive officer will receive a lump-sum severance payment equal to 1.5 times his then-current annual salary. Each of these agreements contains non-compete and non-diversion covenants that extend for one year after termination.

       Mr. Shaffer has an employment agreement with Angelica that grants him a salary continuation upon termination without cause or for good reason prior to a change in control transaction. This salary continuation shall continue for twelve months after such termination, except that the salary Mr. Shaffer would receive during the last six months of that continuation period shall be offset by any compensation he receives through new employment. Mr. Shaffer’s agreement contains non-compete and non-diversion covenants that extend for one year after termination.

       Prior to the termination of Mr. Raab’s employment on October 31, 2003, he had an employment agreement that provided for certain non-compete and non-diversion covenants to be in effect for one year after the termination of his employment. These covenants are continued pursuant to a settlement agreement and release of all claims entered into by Mr. Raab and the Company dated as of October 31, 2003.

       Mr. Hubble has a retirement transition agreement with Angelica dated as of January 28, 2004 that provides for the provision of certain compensation and benefits after his retirement as the executive Chairman of the Board as of January 31, 2004 through the later of January 31, 2005 or the time at which his successor as Chairman of the Board is selected and qualified. Mr. Hubble is also eligible during the period in which he is serving as non-executive Chairman and director of Angelica to receive all fees, stock grants and reimbursements available to a non-employee director and for his services as Chairman or a committee member. In addition, Mr. Hubble is entitled to a continuation of medical and health benefits for him and his spouse through January 31, 2014, at no cost to them. All of Mr. Hubble’s unvested stock options and restricted shares under all stock-based benefit programs are now fully vested and his stock options will remain exercisable through January 31, 2006. Mr. Hubble’s agreement contains non-compete covenants that extend until January 31, 2006 and confidentiality provisions.

       Under the terms of a special retirement agreement with Angelica dated as of January 1, 1998, Mr. Hubble will receive an annual retirement benefit starting at age 65 equal to $15,000 multiplied by seven, the number of years of employment for which Mr. Hubble was given credit. These benefits will be reduced by the amount of retirement benefits payable to Mr. Hubble under certain of Angelica’s other retirement benefit plans.

       Mr. Armstrong, who retired as of February 28, 2004 from his position as Chief Financial Officer of Angelica, has a consulting arrangement through July 31, 2004, at which time he will be age 65. Under this arrangement that is contained in Mr. Armstrong’s employment agreement dated as of January 1, 2003, Mr. Armstrong is paid $10,000 per month in consulting fees. This employment agreement also contains provisions through which Mr. Armstrong is receiving the retirement benefits for which he is eligible and both Mr. Armstrong and his spouse are entitled to a continuation of medical and health benefits for ten years, at no cost to them. Due to Mr. Armstrong’s retirement, all of his stock options and stock-based awards under all stock-based benefit programs have vested and remain exercisable through July 31, 2005. Mr. Armstrong is still subject to the non-compete, non-diversion and non-solicitation covenants under his employment agreement that extend for one year after the end of his consulting arrangement.

Trust Agreements

       A trust has been established with Marshall & Ilsley Trust Company, N.A. to fund certain benefits payable following a change in control to executive officers pursuant to certain employee benefit plans. In the event of a change in control or a potential change in control that is not approved by the Board of Directors, Angelica will be required to deposit in the trust an amount equal to the difference between the maximum amount potentially payable under the covered plans to all participants and the then-current value of the trust assets. The trust can be revoked at any time prior to a change in control. The trust will terminate automatically on the third anniversary of the occurrence of the change in control. If the trust is revoked or terminated, all remaining trust assets will be returned to Angelica. If funds are deposited into a trust in connection with a potential change in control and an actual change in control does not occur within 90 days, the Board of Directors may direct that the deposit will be returned by the trust to Angelica. In the event of bankruptcy or insolvency, the assets of the trust will be subject to the claims of the general creditors of Angelica.

       A trust has also been established with Marshall & Ilsley Trust Company, N.A. to assist Angelica in administering its obligations under Angelica’s “Mirror Plan” as such deferred compensation plan is described under the heading of this proxy statement “Retirement Plans” below. This trust is an unfunded trust that may be revoked at any time prior to a change in control. In the event of a change in control, Angelica will be required to deposit in the trust an amount sufficient to pay each participant under the Mirror Plan as of the date on which the change of control occurred. Angelica will deliver a payment schedule to the trustee indicating the amounts payable with respect to each Mirror Plan participant and the trustee shall make payments according to such schedule, unless notified by Angelica that Angelica has decided to make the payments directly to the participants. If there are insufficient funds under the trust for the trustee to make the payment schedule payments, it shall notify Angelica and Angelica shall make each payment as it falls due. The trust will terminate on the date on which Mirror Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the Mirror Plan terms or upon the written approval of the participants and their beneficiaries. If the trust is terminated, all remaining trust assets will be returned to Angelica. In the event of bankruptcy or insolvency, the assets of the trust will be subject to the claims of the general creditors of Angelica.

RETIREMENT PLANS

       Under Angelica’s defined benefit pension plan, an employee earns benefits in any year equal to 0.25% of total compensation plus an additional 0.25% of that part of compensation which is in excess of one-half of the social security taxable-wage base, plus, for each year of employment in excess of 15 years, an additional 0.05% of total compensation. Reduced benefits are payable at early retirement. Estimated annual benefits under the plan payable upon normal retirement to the following executive officers are as follows: Mr. Anderegg, $14,406; Mr. Frey, $15,009; and Mr. Shaffer, $15,895. Mr. O’Hara is currently not eligible. These figures assume that participants will remain employed until their normal retirement dates and will receive increases to their current compensation consistent with historical increases in compensation. With respect to Messrs. Armstrong and Hubble, annual benefits under the pension plan payable at normal retirement were fixed at retirement as follows: Mr. Hubble, $15,805; and Mr. Armstrong, $18,024. Mr. Raab had not vested in the pension plan at termination.

       Angelica also maintains a supplemental retirement benefit plan for a limited number of highly compensated officers and management personnel selected by the Compensation and Organization Committee. The “formula amount” of supplemental retirement benefit payable under this plan is determined by the Committee when the participant is invited to join the plan and is subject to increase at the Committee’s discretion. Additionally, the Committee may, at its discretion, reduce the formula amount or “freeze” the then-vested benefit of certain participants. A full benefit is the participant’s final average compensation multiplied by the formula amount (between 30% and 50%). A participant who has less than 30 years of service at retirement will receive a reduced amount of the otherwise fully vested formula amount, based on actual years of service. For the purposes of the supplemental plan, final average compensation means the average compensation paid during the three most highly compensated years of the participant’s last five years of employment. Benefits are generally payable over 120 months beginning at age 65, but may extend for a period of up to 15 years. Any benefit payable under the supplemental plan will be reduced by benefits paid under the pension plan. For purposes of calculation of benefits under the Supplemental Plan, Mr. O’Hara will be credited with three years of service for each year of actual service rendered.

       Estimated annual benefits under the supplemental plan payable upon normal retirement over a ten-year period to the following executive officers are as follows: Mr. O’Hara, $132,960; Mr. Anderegg, $98,595; Mr. Frey, $57,517; and Mr. Shaffer, $49,368. These figures reflect a reduction for the benefit payable under the pension plan (or predecessor plan), and assume that participants will remain employed until their normal retirement dates and will receive increases to their current compensation consistent with historical increases in compensation. With respect to Mr. Armstrong, annual benefits under the

Supplemental Plan were fixed on his retirement at $45,555. Mr. Hubble had not vested in the Supplemental Plan at retirement. Mr. Raab also had not vested at termination.

       Angelica also maintains a Deferred Compensation Option Plan for Selected Management Employees for a limited number of highly compensated officers and management personnel. This plan has not been offered in several years and will likely not be offered in the future. Upon invitation, a participant who is selected as eligible, may elect to defer not less than $3,000 nor more than $10,000 of compensation annually for a period not to exceed four years. In exchange, the participant is entitled to receive, at retirement, a retirement benefit payment payable over 15 years following his or her retirement. The amount of the retirement benefit is a function of the amount of compensation deferred and certain actuarial factors. Mr. Armstrong elected to participate in the plan. The annual benefits under the plan payable upon normal retirement over a fifteen-year period to Mr. Armstrong were fixed upon his retirement at $44,829.

STOCK OPTIONS

       The 1994 and 1999 Performance Plans allow grants of stock options and other rights relating to common stock. The 1994 Plan expires in May 2004. In general, whether exercising stock options is profitable depends on the relationship between the common stock’s market price and the option’s exercise price, as well as on the option holder’s investment decisions.

       The following table sets forth information concerning stock option grants made in fiscal year 2003 to the executive officers named in the Summary Compensation Table.

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted (#)(1)		Percent of Total Options Granted to Employees in Fiscal Year(2)		Exercise or Base Price ($/sh)	Expiration Date	Grant Date Present Value ($)(3)
Stephen M. O’Hara	100,000	(4)	34.84		19.66	9/15/13	$477,630
	50,000	(5)	17.42		25.00	9/15/13	192,040
	50,000	(5)	17.42		30.00	9/15/13	159,015
	2,000	(6)	—	(6)	16.82	5/28/12	7,854
Don W. Hubble	—		—		—	—	—
Paul R. Anderegg(7)	12,000		4.18		19.36	8/27/13	57,053
Theodore M. Armstrong	—		—		—	—	—
Steven L. Frey(7)	12,000		4.18		19.36	8/27/13	57,053
Denis R. Raab	—		—		—	—	—
James W. Shaffer(7)	8,000		2.79		19.36	8/27/13	38,035

(1)	All options, with the exception of Mr. O’Hara’s, become exercisable ratably over four years and are subject to continued employment and were granted under the 1999 Performance Plan. The 1999 Performance Plan provides that in the event of a “change of control” all options become immediately exercisable and shall remain exercisable until the option would otherwise expire by reason of lapse of time.

(2)	Based on 287,000 options granted to employees during the fiscal year.
(3)	The fair market value of each option is estimated on the date of grant using the Black-Scholes option pricing model. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the underlying stock is sold, so that there is no
26
assurance the value realized by an executive officer will be at or near the value estimated by the Black-Scholes model. The Black-Scholes calculation assumed a risk-free rate of return of 4.1% based upon the ten-year treasury bill rate as of grant date, a dividend yield of 4.2% based upon average annual dividend yield for the prior ten years, an exercise term of nine to ten years, a stock price volatility of 31.0% based upon average stock price volatility for the prior ten years, and no adjustments for transferability of risk or forfeiture of the options.

(4)	Employment-inducement options exercisable ratably over three years and subject to continued employment. The options become exercisable in three equal annual installments beginning on September 15, 2004. All options become immediately exercisable upon the occurrence of a change in control. These options were granted outside of any of Angelica’s stock-based compensation plans.

(5)	Employment-inducement options which will vest and become exercisable only upon the closing price of Angelica’s Common Stock on the New York Stock Exchange being at least, respectively, $25.00 per share, or $30.00 per share, during any period of five consecutive trading days during Mr. O’Hara’s term of employment. These options were granted outside of any of Angelica’s stock-based compensation plans.

(6)	Mr. O’Hara received on May 28, 2003 a grant under the Company’s 1994 Non-Employee Directors Stock Plan.
(7)	The options become exercisable in four equal annual installments beginning on August 27, 2004, the anniversary date of the grants.

       The following table sets forth information concerning the exercise of stock options during fiscal 2003 and the fiscal year-end value of outstanding stock options for the executive officers named in the Summary Compensation Table.

Aggregated  Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)(2)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable(1)
Stephen M. O’Hara	—	—	1,300/204,300	11,872/289,882
Don W. Hubble	—	—	155,000/0	682,780/0
Paul R. Anderegg	—	—	32,500/49,500	397,375/462,105
Theodore M. Armstrong	—	—	64,250/3,750	352,699/56,344
Steven L. Frey	—	—	24,750/23,250	259,419/144,011
Denis R. Raab	18,750	165,636	—	—
James W. Shaffer	—	—	15,250/15,750	172,675/100,182

(1)	Based upon the average of the high/low transaction prices as reported on New York Stock Exchange Composite Tape on January 30, 2004, the last trading day prior to the fiscal year end. “In-the-money” means that the fair market value of the Angelica common stock underlying the option is greater than the option’s exercise price on the valuation date.

(2)	The value realized reflects the fair market value of the shares received on the exercise date minus the exercise price.

EQUITY COMPENSATION PLAN BENEFIT INFORMATION

       The following table provides information as of January 31, 2004 with respect to the shares of our common stock that may be issued under our existing equity compensation plans. The table does not reflect the 350,000 additional shares under the Angelica Corporation 1999 Performance Plan or the 100,000 shares under the 2004 Equity Incentive Plan for Non-Employee Directors of Angelica Corporation that shareholders are being asked to authorize at the annual meeting under proposals 2 and 4 of this proxy statement starting on pages 29 and 35 respectively.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	677,625		$14.21	198,245	(1)
Equity compensation plans not approved by security holders	300,000	(2)	$23.03	—
Total	977,625		$16.92	198,245	(1)

(1)	Includes 82,031 shares available for issuance under the 1994 Non-Employee Directors Stock Plan as of fiscal year ended January 31, 2004. The plan will terminate on May 31, 2004 and no additional option shares will be available for further issuance under that plan after that date.

(2)	On January 2, 1998, the Company made a one-time grant of 100,000 stock options to Don W. Hubble at an exercise price of $21.9375 in order to induce Mr. Hubble to become the Chairman, President and Chief Executive Officer of the Company. These options were granted under a non-qualified stock option agreement upon substantially similar terms to grants made to other officers and Company employees under the Angelica Corporation 1999 Performance Plan, which plan was approved by the shareholders. Mr. Hubble has since become fully vested in each of these options. Mr. Hubble relinquished the titles of President and Chief Executive Officer on September 15, 2003 and became non-executive Chairman of the Board on February 1, 2004. The remaining balance of 200,000 stock options is attributable to the option grants made to Mr. O’Hara as an inducement to employment and is discussed on page 20.

STOCK PERFORMANCE GRAPH

       The rules of the Securities and Exchange Commission require proxy statements to contain a performance graph comparing, over a five-year period, the performance of the common stock to the Standard & Poor’s 500 Stock Index and to either a published industry or line-of-business index or a group of peer issuers. Angelica utilizes the Value Line Industrial Services Index for this second comparison.

$350
$300
$250
$200
$150
$100
$50
0
1/31/99
1/31/00
1/31/01
1/31/02
1/31/03
1/31/04
100
144
203
226
185
288
109
107
88
67
88
65
70
90
151
175
Angelica Corporation
S&P 500
Value Line Industrial Services

	1/31/99	1/31/00	1/31/01	1/31/02	1/31/03	1/31/04
Angelica Corporation	$100.00	$65.91	$70.15	$90.34	$151.31	$175.48
S&P 500	100.00	108.97	106.75	88.32	66.87	88.39
Value Line Industrial Services	100.00	143.64	203.17	226.29	185.26	288.17

(Assumes $100 invested on January 31, 1999 and that dividends are reinvested.)

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
ANGELICA CORPORATION 1999 PERFORMANCE PLAN
(Item No. 2 on the Proxy Card)

       We are asking for your approval of an amendment and restatement of the Angelica Corporation 1999 Performance Plan (the “Performance Plan”). The Performance Plan was originally adopted by the Board of Directors on February 23, 1999 and then was subsequently approved in May of 1999 by the shareholders. On January 27, 2004, the Board of Directors adopted the amendment and restatement of the Performance Plan, which is the subject of this proposal.

Summary of the Performance Plan

       The following is a summary of certain key provisions of the Performance Plan, as amended and restated by the terms of this proposal. This summary, however, does not purport to be a complete description of all the provisions of the Performance Plan and is qualified in its entirety by reference to the Performance Plan as amended and restated which is attached as Appendix B to this proxy statement.

Purpose of the Performance Plan

       The purpose of the Performance Plan is to advance the interests of the Company and its shareholders by encouraging the success of the Company through the acquisition of an equity interest by employees, by providing additional incentives and motivation toward superior Company performance, and by enabling the Company to attract and retain the services of employees upon whose judgment, talents and special effort the successful conduct of its operations is largely dependent. The Performance Plan, as amended according to this proposal, provides for the grant of incentive stock options, nonqualified stock options, restricted stock and stock units to employees of the Company (such awards referred to in this section of the proxy statement as “Awards”).

Amendment and Restatement

       The primary effect of the amendment and restatement of the Performance Plan in this proposal is to enact the following changes in the Performance Plan: (a) increase the maximum number of shares of common stock authorized for issuance over the term of the Performance Plan from 500,000 shares to 850,000 to ensure that we will have a sufficient reserve of common stock available under the Performance Plan to provide eligible employees with the continuing opportunity to acquire a proprietary interest in Angelica through the Performance Plan; and (b) permit the award of stock units under the Performance Plan.

Administration

       The Performance Plan is administered by the Compensation and Organization Committee of Angelica’s Board of Directors. The Compensation Committee has complete discretion to determine which eligible individuals are to receive Awards, the timing and type of Awards they will receive, the terms and conditions of each Award, including the form of any Award agreement, the number of shares subject to each Award, the exercise price of any options granted, the vesting schedule to be in effect for any option grant and the maximum term for which each granted option is to remain outstanding, up to a maximum term of ten years.

       In January 2004, the Compensation Committee completed a year-long evaluation of Company stock options versus performance-based restricted stock grants. The Committee concluded performance-based restricted stock grants were a more effective method of maximizing shareholder returns through providing employee incentives. Therefore, the Compensation Committee began using performance-based restricted stock instead of stock options as its primary means for long-term incentives. The Compensation Committee will continue to evaluate all other award methods going forward.

Eligibility under the Performance Plan

       Officers and employees of the Company and any designated subsidiaries and divisions as determined by the Compensation Committee are eligible to participate at the sole discretion of the Committee. Designation of a participant in any year does not require the Committee to designate such person to receive a benefit in any other year. The Compensation Committee will consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective benefits. While it is not expected that the Compensation Committee will designate all of the employees of the Company as participants under the Performance Plan, as of February 1, 2004 the Committee had granted awards to 13 employees of the Company.

Awards

       Incentive Stock Options. The Compensation Committee may grant incentive stock options to purchase shares of our common stock at a price not less than 100% of the fair market value of the shares on the date the option is granted. Incentive stock options will be exercisable not earlier than six months and not later than ten years after the date they are granted and will terminate not later than three months after termination of employment for any reason other than death or disability, and during such three month period shall be exercisable only as to those shares with respect to which it had become exercisable on the date of termination of employment. In the event of termination of employment as a result of death or disability, such option, to the extent exercisable on the date of termination as a result of death or disability, will be exercisable for twelve months after such termination. If the optionee dies within twelve months after termination of employment by disability, then the period of exercise following death shall be the remainder of the twelve-month period or three months, whichever is longer. If the optionee dies within three months after termination of employment for any other reason, then the period of exercise following death shall be three months. However, in no event shall any incentive stock option be exercised more than ten years after its grant. The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all option plans of us and our subsidiaries) shall not exceed $100,000.

       Nonqualified Stock Options. The Compensation Committee may grant nonqualified stock options to purchase shares of our common stock at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. Nonqualified stock options will be exercisable not earlier than six months and not later than ten years after the date they are granted and will terminate not later than three months after termination of employment for any reason other than death, retirement or disability. In the event termination of employment occurs as a result of death, retirement or disability, such an option, to the extent exercisable on the date of such termination, will be exercisable for twelve months after such termination. If the optionee dies within twelve months after termination of employment by retirement or disability, then the period of exercise following death shall be three months. However, in no event shall any option be exercised more than ten years after its grant. The Compensation Committee shall have the right to determine at the time the option is granted whether shares issued upon exercise of a nonqualified stock option shall be subject to restrictions, and if so, the nature of the restrictions.

       Restricted Stock. The Compensation Committee may issue shares of our common stock either as a stock bonus or at a purchase price of less than fair market value, subject to the restrictions or conditions specified by the Committee at the time of grant. In the case of any restricted stock, the purchase price, if any, will be determined by the Compensation Committee, the restricted stock may be subject to (a) restrictions on the sale or other disposition thereof; (b) our right to reacquire the restricted stock at the purchase price, if any, originally paid therefor upon termination of the employee’s employment within specified periods; and (c) such other restrictions, conditions and terms as the Compensation Committee deems appropriate. During the period of restriction, holders of restricted stock shall be entitled to receive all dividends and other distributions made in respect of such stock and to vote such stock without limitation.

       Stock Units. Stock unit awards shall consist of the right to receive a share of common stock from the Company at a designated time in the future in accordance with such additional terms and vesting schedule as the Compensation Committee shall determine. The stock units are not transferable and the Company retains the right to terminate any outstanding stock unit award upon payment to the holder of the fair market value of the common stock represented by the stock unit award as of the date of termination. A participant shall not have any stockholder rights, such as voting rights or rights to receive dividends or other distributions, with respect to any stock units; however, a holder of a stock unit award shall have adjustment rights provided for in the Performance Plan and, may have the right to cash dividend equivalents if that is provided for in a stock unit agreement.

Limited Transferability of Awards

       Awards granted under the Performance Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (other than by will or by the laws of descent and distribution). However, participants may, in a manner specified by the Compensation Committee, transfer nonqualified stock options to (a) a member of the participant’s family; (b) a trust for the benefit of the participant or a member of the participant’s family; or (c) a partnership, corporation, limited liability company or other entity in which aggregate interest of the participant and members of the participant’s family exceed 80% of all interest.

Total Number Of Shares Subject To The Performance Plan

       The Performance Plan authorizes the issuance of up to 850,000 shares of the common stock of the Company, which may be authorized but unissued or treasury shares. If an Award is cancelled, terminates, expires or lapses without having been fully exercised or vested, the unvested or cancelled shares of the Company’s common stock generally will be returned to the available pool of shares reserved for issuance under the Performance Plan, except shares of common stock underlying forfeited restricted stock and stock unit Awards will not be added back to such pool of available shares. Also, if the Company experiences a change in the number of issued shares of common stock without having received new consideration, such as in the case of a stock dividend, Angelica shall change the number of shares reserved under this Performance Plan, the maximum number of shares available to a participant and the number of shares covered by each outstanding benefit so that the value of each such benefit is not changed. The Board of Directors has discretion to authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, without affecting the number of shares reserved thereunder or available for issuance under the Performance Plan and any outstanding Awards as appropriate to reflect the stock dividend or other change.

Federal Income Tax Consequences

       The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Performance Plan. Tax consequences for any particular individual may be different.

       No income will be realized by a participant on the grant of an incentive stock option or a nonqualified stock option, the grant of a stock appreciation right or upon the award of restricted stock, and we will not be entitled to a deduction at such time. If a holder exercises an incentive stock option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the option, no income will be realized by the holder at the time of exercise. We will not be entitled to a deduction by reason of the exercise.

       If a holder disposes of the shares acquired pursuant to an incentive stock option within two years from the date of grant of the option or within one year from the date of exercise of the option, the holder will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of (a) the amount realized on the disposition; or (b) the fair market value of the shares on the date of exercise, over the holder’s basis in the shares. We generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition.

       Upon the exercise of a nonqualified stock option or the surrender of a stock appreciation right, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price or Base Price, as the case may be, is ordinary income to the holder as of the date of exercise. We generally will be entitled to a deduction equal to such excess amount in the year of exercise.

       Subject to a voluntary election by the holder under Section 83(b) of the Internal Revenue Code of 1986, as amended, a holder will realize income as a result of the award of restricted stock at the time the restrictions expire on such shares. An election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended would have the effect of causing the holder to realize income in the year in which such award was granted. The amount of income realized will be the difference between the fair market value of the shares on the date such restrictions expire (or on the date of issuance of the shares, in the event of a Section 83(b) election) over the purchase price, if any, of such shares. We generally will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income.

       A participant will realize income as a result of a performance award at the time the award is issued or paid. The amount of income realized by the participant will be equal to the fair market value of the shares on the date of issuance, in the case of a stock award, and to the amount of the cash paid, in the event of a cash award. We will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment.

Amendment and Termination of the Performance Plan

       The Board generally may amend or terminate the Performance Plan at any time and for any reason, except that the Board will obtain shareholder approval for certain amendments including any increase in the total number of shares which may be issued under the Performance Plan or increase in the amount or type of benefits granted under the Performance Plan; change the minimum purchase price, if any, of shares of common stock which may be subject to benefits under the Performance Plan or modify the eligibility requirements for benefits under the Performance Plan. Subject to certain conditions, no Award shall be granted under the Performance Plan after February 23, 2009.

Change in Control

       In the event of a “Change of Control” (as defined below) of the Company, all outstanding stock options shall become fully vested and exercisable, any restrictions on restricted stock shall lapse and stock units awarded under the Performance Plan shall be deemed earned on the assumption that all performance goals, if any, have been achieved to the fullest extent scheduled in any stock unit agreement between the Company and an employee. A “Change of Control” is defined as any of the following: (a) the acquisition by any person of 20% or more of either the outstanding Common Stock or the combined voting power of the Common Stock entitled to vote for the election of directors; (b) the incumbent directors at the time of approval of the Performance Plan, or any subsequent directors whose election or nomination was approved by a majority of the then incumbent directors, cease to constitute a majority of the Board of Directors; (c) approval by the stockholders of a reorganization, merger or consolidation of the Company under certain circumstances; or (d) approval by the stockholders of a liquidation or dissolution or a sale of substantially all of the assets of the Company under certain circumstances.

New Plan Benefits

       The benefits or amounts that will be received by or allocated to officers and directors under the Performance Plan are not determinable because such benefits or amounts, if any, will be awarded in the future at the discretion of the Compensation Committee.

       As of the date of this proxy statement, there has been no determination by the Compensation Committee with respect to future awards under the Performance Plan. However, as of February 1, 2004 and pursuant to the Company’s new long-term incentive program described on page 19, the Board of Directors has granted the restricted stock awards listed below under the Performance Plan under its then-current terms without the amendments discussed in this proposal. As these shares were issued out of the remaining authorized shares under the Performance Plan before it was amended, the awards below are not contingent on the shareholders’ approval of this proposal number 2.

Name and Position	Dollar Value ($) of Restricted Stock(1)	Number of Shares of Restricted Stock
Stephen M. O’Hara	$316,710	13,800
Paul R. Anderegg	156,060	6,800
Steven L. Frey	96,390	4,200
James W. Shaffer	86,062	3,750
Executive Group (All Executive Officers of the Company as a group)	655,222	28,550
Non-Executive Officer Employee Group (All employees, including all officers who are not Executive Officers, as a group)	362,610	15,800

(1)	As determined by the closing price on April 8, 2004 on the New York Stock Exchange of Angelica’s common stock of $22.95.

Additional Information

       The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of this proposal to amend and restate the Performance Plan, provided that the total vote cast on the proposal represents over 50% of the Company’s outstanding shares. If shareholders do not approve this proposal, then the Performance Plan will not be amended or restated and will continue under its current terms.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ANGELICA CORPORATION 1999 PERFORMANCE PLAN AS DESCRIBED ABOVE.

RE-AFFIRMATION OF THE PERFORMANCE GOALS OF THE
ANGELICA CORPORATION 1999 PERFORMANCE PLAN
(Item No. 3 on the Proxy Card)

       Under Section 162(m) of the Internal Revenue Code of 1986, as amended, we cannot deduct certain compensation in excess of $1,000,000 paid to our chief executive officer and certain other executive officers. However, compensation will be deemed to be performance-based and, therefore, not subject to this limitation if the material terms of such compensation, including the maximum amounts payable to any individual and the performance goals to be used, are approved by shareholders.

       In 1999, the Board of Directors adopted, and the shareholders approved, the Angelica Corporation 1999 Performance Plan (the “Performance Plan”) satisfying the above requirements for full deductibility of compensation paid under the Performance Plan. The Performance Plan provides that the performance goal categories to be utilized for both the performance awards and the performance-based restricted stock awards may be based upon one or more of the following financial performance standards: earnings per share, return on assets, net income, overhead ratio, expense to asset ratio, total shareholder return, pre-tax earnings, debt to equity ratio, asset management criteria, expense reduction goals, expense to sales ratio, working capital to sales ratio, gross margin performance, current ratio, share price change, sales and revenues, return on equity, free cash flow per share and operating earnings per share. Our Compensation and Organization Committee may exclude from such performance categories such extraordinary and non-recurring items as the Committee, in consultation, at its discretion, with our internal and/or independent auditors, may deem appropriate in determining whether the established performance goals have been achieved. The Committee must establish the applicable performance goals within the time period required for the compensation to qualify as performance-based under Section 162(m).

       The federal tax code requires that shareholders re-affirm these financial performance standards every five years. This proposal seeks shareholder affirmation of the financial performance standards, which will allow these standards to be applicable under the Performance Plan for the next five years.

       The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of this proposal to affirm the material terms of the financial performance standards applicable to the grant of performance-based awards pursuant to the Performance Plan, provided that the total vote cast on the proposal represents over 50% of the Company’s outstanding shares.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-AFFIRMATION OF PERFORMANCE GOALS OF THE ANGELICA CORPORATION 1999 PERFORMANCE PLAN AS DESCRIBED ABOVE.

APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE
DIRECTORS OF ANGELICA CORPORATION
(Item No. 4 on the Proxy Card)

       We are asking for your approval of the 2004 Equity Incentive Plan for Non-Employee Directors of Angelica Corporation as a means to increase the proprietary interests of the Company’s non-employee directors in the Company.

       The Board of Directors of the Company adopted the 2004 Plan on January 27, 2004 subject to shareholder approval. Approval of the 2004 Plan requires the affirmative vote of the holders of a majority of the shares of Angelica’s common stock that are present in person or by proxy and entitled to vote at the annual meeting, provided that the total vote cast on the proposal represents over 50% of the Company’s outstanding shares. The 2004 Plan replaces the Company’s 1994 Non-Employee Director Stock Plan, as amended, which expires May 31, 2004. If the shareholders approve the 2004 Plan, the Board of Directors may make grants under the 2004 Plan which will have a term of ten years from the date of its approval by the shareholders.

Summary of the 2004 Plan

       The following is a summary of certain key provisions of the 2004 Plan. This summary, however, does not purport to be a complete description of all the provisions of the 2004 Plan and is qualified in its entirety by reference to the Plan which is attached as Appendix C to this proxy statement.

Background and Purpose of the Plan

       The Plan is intended to attract and retain directors of the Company who are not employees of Angelica. The 2004 Plan permits the grant of the following types of incentive awards: (1) stock options; (2) restricted stock; and (3) stock units (individually, an “Award”), and mandates that each director will make certain stock purchases under the 2004 Plan (“Stock Purchases”).

Administration of the Plan

       The Compensation and Organization Committee of the Board administers the 2004 Plan. Subject to the terms of the Plan that provide the requirements for certain awards, the Compensation Committee has the sole discretion to select the non-employee directors who will receive Awards, determine the terms and conditions of Awards, and interpret the provisions of the 2004 Plan and outstanding Awards.

Eligibility under 2004 Plan

       All non-employee directors are eligible to participate under the 2004 Plan. There are currently six non-employee directors who are eligible to participate in the 2004 Plan. While the Compensation Committee selects the non-employee directors who will be granted Awards under the 2004 Plan, each non-employee director will receive four hundred shares of restricted stock at the time the director first becomes eligible to participate under the 2004 Plan, unless the director has already received an initial grant under the Company’s 1994 Non-Employee Directors Stock Plan.

Awards

       Stock Options. A stock option is the right to acquire shares of Angelica’s common stock at a fixed exercise price for a fixed period of time. The Compensation Committee will determine the number of shares of Angelica’s common stock covered by each option and the exercise price of the shares subject to each option, but such exercise price cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option.

       An option granted under the 2004 Plan generally cannot be exercised until it becomes vested. Options become exercisable and expire at the times and on the terms established by the Compensation Committee.

       The exercise price of each option granted under the 2004 Plan may be paid in cash or cash equivalents or, at the discretion of the Compensation Committee, the exercise price may be paid through the tender of shares that are already owned by the non-employee director, or by any other means that the Committee determines to be consistent with the purpose of the 2004 Plan. A director shall not have any shareholder rights, such as right to vote or to receive dividends or other distributions, with respect to any options.

       All options granted under the 2004 Plan shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. Awards of restricted stock are shares of Angelica’s common stock that vest in accordance with the terms and conditions established by the Committee.

       Restricted Stock. In determining whether an Award of restricted stock should be made, and/or the vesting schedule for any such Award, the Compensation Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may determine to grant an Award of restricted stock only if the Company satisfies performance goals established by the Committee.

       Stock Units. The Committee will determine all of the terms and conditions of an Award of stock units, except that each restricted stock unit will initially have a value equal to one share of Angelica’s common stock on the grant date. Upon vesting of a stock unit, a non-employee director will be entitled to receive from the Company an amount equal to the then fair market value of a share of Angelica’s common stock. Payment of restricted stock units may be, at the discretion of the Committee, in cash or in adjustment in the number of stock units, equivalent to the dividends the director would have received if the director had been the owner of shares of stock rather than stock units. A director shall not have any shareholder rights, such as right to vote or to receive dividends or other distributions, with respect to any stock units.

Limited Transferability of Awards

       Awards granted under the Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (other than by will or by the laws of descent and distribution). However, directors may, in a manner specified by the Committee, transfer stock options to (a) a member of the director’s family; (b) a trust for the benefit of the director or a member of the director’s family; or (c) a partnership, corporation, limited liability company or other entity in which aggregate interest of the director and members of the director’s family exceed 80% of all interest.

Stock Purchases

       The mandatory stock purchases under the 2004 Plan consist of purchases of common stock of the Company by the participants. Each non-employee director shall be required to purchase as of the date of Angelica’s annual meeting of shareholders each year (the “Retainer Date”) the number of shares as can be purchased with 100% of the director’s retainer due and payable on the Retainer Date at the fair market value of a share of common stock on the Retainer Date.

       While non-employee directors have full dividend and voting rights with respect to stock purchased under the 2004 Plan, shares purchased by a director pursuant to the stock purchase provisions of the 2004 Plan may not be sold, transferred, pledged or otherwise disposed of prior to (other than by will or by the laws of descent and distribution) the third anniversary of the date the shares were purchased.

       In certain cases as set forth in the 2004 Plan, a director may surrender the shares he has purchased through the Stock Purchases to Angelica as the exercise price of an option the director has been awarded under the 2004 Plan. The shares received by the director pursuant to such an exercise of an option would continue to be subject to the three-year restriction on transfer. This three-year period is terminated early with respect to stock the participant has purchased under this plan upon termination of the participant’s services as a director.

       Unless a director retires on or after Angelica experiencing a change in control as defined below, if a director retires before ten months have passed after his Retainer Date, the director shall forfeit one tenth of the total number of shares purchased by the director with such director’s retainer after the most recent Retainer Date for each month that the director’s date of retirement is less than ten months after the Retainer Date.

Federal Income Tax Consequences

       The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Angelica of Awards granted under the Plan. Tax consequences for any particular individual may be different.

       No taxable income is reportable when a stock option is granted to a non-employee director. Upon exercise, the non-employee director will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares of Angelica’s common stock purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares of Angelica’s common stock would be capital gain or loss.

       A non-employee director will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares of Angelica’s common stock or cash received minus any amount paid for the shares.

       No taxable income is reportable when restricted stock units are granted to a non-employee director. Upon payment, the non-employee director will recognize ordinary income in an amount equal to the value of the payment received pursuant to the restricted stock units.

       The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a non-employee director at the time the non-employee director recognizes such income (for example, upon the exercise of a stock option).

Amendment and Termination of the Plan

       The Board generally may amend or terminate the Plan at any time and for any reason, except that the Board will obtain shareholder approval of material amendments, including any revision or amendment that changes the selection or eligibility of directors, the number of shares of stock subject to Awards or any purchase price thereunder, or materially increase the benefits accruing to directors under the 2004 Plan.

Change in Control

       If a “Change in Control” of Angelica occurs, all shares of restricted stock and stock units awarded under the 2004 Plan shall immediately vest and all options granted under the 2004 Plan shall immediately be exercisable. A “Change of Control” is defined as any of the following: (a) the acquisition by any person of 20% or more of either the outstanding Common Stock or the combined voting power of the Common Stock entitled to vote for the election of directors; (b) the incumbent directors at the time of approval of the Performance Plan, or any subsequent directors whose election or nomination was approved by a majority of the then incumbent directors, cease to constitute a majority of the Board of Directors; (c) approval by the stockholders of a reorganization, merger or consolidation of the Company under certain circumstances; or (d) approval by the stockholders of a liquidation or dissolution or a sale of substantially all of the assets of the Company under certain circumstances.

New Plan Benefits

       The granting of Awards to non-employee directors pursuant to the 2004 Plan shall be subject to the discretion of the Board of Directors. The actual amount of any award that may be made in the future is not determinable nor are the amounts that participants would have received for the last fiscal year if the 2004 Plan had been in effect for that year. However, as of the date of this proxy statement, the Board of Directors has conditionally granted the restricted stock listed below subject to shareholder approval of the 2004 Plan at the annual meeting. The following table sets forth the shares of restricted stock that the Board of Directors has awarded under the 2004 Plan subject to shareholder approval.

       The grant of stock options and stock units under the 2004 Plan is subject to the discretion of the Compensation and Organization Committee of the Board. As of the date of this Proxy Statement, there has been no determination by that Board committee with respect to future awards of stock options and stock units under the 2004 Plan. Accordingly, such future awards are not determinable.

       A total of 100,000 shares of our common stock have initially been reserved for issuance under the 2004 Plan. As of May 25, 2004, the awards listed in the table below will be granted pending shareholder approval of the 2004 Plan.

Name and Position	Dollar Value ($) of Restricted Stock(1)	Number of Shares of Restricted Stock
Don W. Hubble (Chairman)	$13,770	600
Susan S. Elliott (Director)	13,770	600
Ronald J. Kruszewski (Director)	13,770	600
Charles W. Mueller (Director)	13,770	600
William A. Peck (Director)	13,770	600
Kelvin R. Westbrook (Director)	13,770	600
Non-Executive Director Group (All Directors of the Company who are not Executive Officers, as a group)(6 persons)	82,620	3,600

(1)	As determined by the closing price on April 8, 2004 on the New York Stock Exchange of Angelica’s common stock of $22.95.

Total Number of Shares Subject to the 2004 Plan

       The 2004 Plan authorizes the issuance of up to 100,000 shares of the common stock of the Company, which may be authorized but unissued or treasury shares.

       If an Award is cancelled, terminates, expires or lapses for any reason without having been fully exercised or vested, the unvested or cancelled shares of the shares of the Company’s common stock generally will be returned to the available pool of shares reserved for issuance under the Plan. Also, if we experience a stock dividend, reorganization or other change in our capital structure, the Committee has discretion to adjust the number of shares available for issuance under the Plan and any outstanding Awards as appropriate to reflect the stock dividend or other change.

Additional Information

       The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for the approval of this proposal to approve the 2004 Plan, provided that the total vote cast on the proposal represents over 50% of the Company’s outstanding shares. If shareholders do not approve the 2004 Plan, then no awards will be granted under the 2004 Plan. In that case, future retainer fees and other compensation will not be paid in the form of stock, but instead will be paid in cash.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS OF ANGELICA CORPORATION AS DESCRIBED ABOVE.

INFORMATION ABOUT SHAREHOLDER PROPOSALS

       If any shareholder wants to submit a proposal for inclusion in the proxy material for the 2005 annual meeting, it must be received by our Corporate Secretary by December 24, 2004. Proposals should be mailed to:

Angelica Corporation
424 South Woods Mill Road
Chesterfield, MO 63017-3406
Attention: Steven L. Frey, Corporate Secretary

       Proposals not in full conformity with the applicable rules of the Securities and Exchange Commission may be excluded from the proxy statement.

       In addition, under our By-laws, shareholder proposals, including nominations of candidates for director, which are not included in the proxy statement may be considered at the meeting if the shareholder gives timely notice of the proposal or nomination in writing to our Corporate Secretary. To be timely, a shareholder’s notice must be received by the Corporate Secretary not less than 60 days nor more than 90 days prior to the date of the meeting. However, if a notice of the meeting was not mailed, or the date of the meeting not publicly disclosed, at least 70 days before the date of the meeting, then shareholders may submit director nominations or other proposals to be presented at the meeting if proper notice is delivered to and received by our Corporate Secretary within 10 days after any such mailing or public disclosure. The shareholder’s notice must include:

  a brief description of each item of business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

  the name and address, as they appear on Angelica’s books, of the shareholder proposing such business;

  the number of shares of common stock which are beneficially owned by the shareholder; and

  any material interest of the shareholder in such business.

       Any shareholder nomination concerning a director candidate must be accompanied by:

  the name and address of the shareholder and the number of shares of common stock owned by the shareholder; and

  a statement from the candidate indicating his or her willingness to serve if elected and disclosing principal occupations or employment of the candidate over the past five years.

ANNUAL REPORT

       A copy of the Company’s Annual Report on Form 10-K for the year ended January 31, 2004 as filed with the Securities and Exchange Commission (but without exhibits), may be obtained by any shareholder, without charge, upon making a written or telephone request to Investor Relations, Angelica Corporation, 424 South Woods Mill Road, Chesterfield, MO 63017-3406, Telephone: (314) 854-3800.

HOUSEHOLDING OF MATERIALS

       In some instances, only one copy of this proxy statement is being delivered to multiple shareholders sharing a common address, unless we have received instructions from one or more of the shareholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at (314) 854-3800, or send a written request to Investor Relations, Angelica Corporation, 424 South Woods Mill Road, Chesterfield, MO 63017-3406. If you have received only one copy of the proxy statement and wish to receive a separate copy for each shareholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

* * *

Appendix A

ANGELICA CORPORATION

 Audit Committee of the Board of Directors

 AMENDED AND RESTATED CHARTER

       This charter (the “Charter”) shall govern the operations of the Audit Committee (the “Committee”) of the Board of Directors of Angelica Corporation (the “Company”).

I. Organization/Membership

       The Committee shall be composed of not less than three Directors, each of whom is an “independent” Director. An independent Director is a member of the Board of Directors of the Company who:

  the Board of Directors of the Company has affirmatively determined has no material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with the Company, either individually or as a partner, shareholder or officer of an organization or entity having such a relationship with the Company;

  is not, and has not been, for the three years prior to the date of determination, an employee of the Company and who has no immediate family member who is or has been, for the three years prior to the date of determination, an executive officer of the Company;

  is not, and has not been, affiliated with or employed by the present or a former internal or external auditor of the Company, and who has no immediate family member who is, or has been, affiliated with or employed in a professional capacity by the present or a former internal or external auditor of the Company, unless, in each case, it has been more than three years since the affiliation, employment or the auditing relationship ended;

  is not, and has not been (and who has no immediate family member who is or has been), for the three years prior to the date of determination, part of an interlocking directorship in which an executive officer of the Company serves on the compensation committee of the company that concurrently employed the director (or immediate family member) as an executive officer;

  does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company, other than director and committee fees, and receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service to the Company (provided that such compensation is not contingent in any way on continued service);

  does not, and has not (and who has no immediate family member who does or has), for the three years prior to the date of determination, received more than $100,000 per year in direct compensation from the Company, other than director and committee fees and receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service to the Company (provided that such compensation is not contingent in any way on continued service); and

  is not an executive officer or an employee (and who has no immediate family member who is an executive officer) of another company that presently, or at any time within the three years prior to the date of determination, makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

       For the purpose of determining independence, “immediate family member” means such director’s: spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone who shares the director’s home. The Committee may determine a director to be independent if the disqualifying issue relates to an immediate family member who is no longer an immediate family member as a result of legal separation or divorce or if the relevant immediate family member has died or become incapacitated. References to any company include any parent or subsidiary in a consolidated group with the company.

       Each Director who serves on the Committee shall, in the judgment of the Board of Directors, be financially literate, and at least one member shall be an “Audit Committee financial expert.” A Director shall be considered an Audit Committee financial expert if the Director:

  has an understanding of financial statements and generally accepted accounting principles;

  has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

  has experience preparing, or actively supervising others in, auditing, analyzing or evaluating financial statements with a breadth and level of complexity generally comparable to the breadth and complexity of issues that can reasonably be expected to arise in the Company’s financial statements;

  has an understanding of internal controls and procedures for financial reporting; and

  has an understanding of the functions of the audit committee.

       The Board of Directors can determine that a person has acquired the above attributes through the person’s education and experience as, or experience actively supervising, a principal financial officer, principal accounting officer, controller, public accountant or auditor or another position with responsibility for the preparation, auditing or evaluation of financial statements.

II. Purposes and Authority

       The Committee shall have the sole authority to hire and fire the independent auditors of the Company and to approve any non-audit relationship with the independent auditors. The purpose of the Committee shall be to assist the Board of Directors of the Company in the Board’s oversight of:

  the integrity of the Company’s financial statements;

  the Company’s compliance with applicable legal and regulatory requirements with respect to financial reporting;

  the independent auditor’s qualifications and independence; and

  the performance of the Company’s internal audit function and the Company’s independent auditors.

       The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors of the Company, for payment of:

  Compensation to the independent auditors;

  Compensation to any advisers employed by the Committee; and

  Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

       The Committee will also prepare its report that is required by the rules and regulations of the Securities and Exchange Commission to be included in the Company’s proxy statement for the annual meeting of shareholders. The Committee will maintain free and open means of communication between the Board of Directors, the independent auditors, the internal auditors and those responsible for financial management for the Company.

III. Responsibilities

       In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to the changing conditions and to ensure to the Board of Directors and shareholders of the Company that the corporate accounting and reporting practices of the Company are in accordance with all applicable requirements and are of the highest quality.

       Specifically, the Committee will:

  Have regular meetings at least four times a year and special meetings as the Committee may deem necessary;

  Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including the resolution of disagreements between management and the independent auditors regarding financial reporting). The independent auditors will report directly to the Committee.

  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the then-current year, the proposed audit fees and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors, and elicit the judgment of the independent auditors regarding the quality of the accounting principles applied to the Company’s financial reporting;

  At least annually, assess the independence of the independent auditor by reviewing all relationships between the independent auditor and the Company and obtain and review a report by the independent auditor describing the independent auditor’s internal quality-control procedures, any material issues raised in the most recent quality-control review or peer review of the independent auditor or by any inquiry or investigation of the independent auditor by a governmental or professional authority within the past five years with respect to one or more audits carried out by the independent auditor and any steps taken by the independent auditor to deal with the issues;

  Review the annual audited and quarterly financial statements with management and the independent auditors, including the disclosures in the management’s discussion and analysis section of the Form 10-K or Form 10-Q. In conjunction with such annual or quarterly review, the Committee shall review:
•	major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles and major issues as to the adequacy and effectiveness of internal controls and any special audit actions taken in light of major internal control deficiencies;

•	analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including an analysis of the effects of alternative methods of generally accepted accounting principles on the financial statements; and

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements;
  Discuss the type of information to be disclosed in earnings press releases, earnings guidance and other financial presentations that are to be provided to analysts, rating agencies and the general public, paying particular attention to the use of “pro forma” or “as adjusted” financial disclosures that are not determined in accordance with generally accepted accounting principles;

  Discuss the Company’s guidelines and policies regarding risk assessment and risk management;

  Meet separately with management, the internal auditors and the independent auditors. The meeting with the independent auditors should include a discussion of any restrictions placed on the scope of the independent auditors activities or on access to requested information, any significant disagreements with management, and an evaluation by the internal auditors of the Company’s financial, accounting and internal auditing personnel and the cooperation that the independent auditors received from such personnel during the course of the audit. The Committee shall be informed of and may review:
•	Any accounting adjustments that were noted by the independent auditors but “passed” (as immaterial or otherwise);
•	Any communications between the independent audit team and the independent auditor’s national offices about auditing or accounting issues raised in the course of the audit of the Company’s financial statements; or

•	Any management or internal control letter issued, or proposed to be issued, by the audit firm to the Company.
The meeting with the internal auditors should include a review of the responsibilities, budget and staffing of the Company’s internal audit function as well as the internal auditors’ independence and authority, reporting obligations, proposed internal audit plan for the coming year and coordination of the plan with the independent auditors. The internal auditors should also present a summary of findings for completed internal audits and progress reports on current internal audit plans, with explanations for any deviations from the plan;
  Review and approve all relationships between the independent auditors and the Company, other than the audit of the financial statements with a view toward ensuring the objectivity and independence of the independent auditors. In this regard, the Committee will set clear hiring policies with respect to employees or former employees of the independent auditors by the Company to ensure that there are no direct or indirect adverse effect on independence of the independent auditors due to the potentiality of future employment by the Company of such personnel;

  Establish procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal controls and auditing matters and for the confidential, anonymous submission of such complaints and concerns by employees of the Company; and

  Submit reports of all meetings of the Committee to, and discuss the matters covered at each Committee meeting with the Board of Directors. The reports to the Board should include a review of any issues relating to the quality and integrity of the Company’s financial statements, its compliance with legal and regulatory requirements, the performance and independence of the independent auditors and the performance of the internal audit function.

IV. Annual Review

       The Committee annually will review and assess the adequacy of the Charter and the Committee’s own performance under the Charter. The Committee will determine whether any changes to the Charter are advisable or any corrective actions should be undertaken to correct any deficiencies or weaknesses noted in the self-evaluation. The findings of the Committee, as well as any amendments to the Charter, will be presented to the Board of Directors for its approval.

       As adopted by the Board of Directors on March 27, 2001, amended and restated on March 13, 2003, and amended and restated on March 17, 2004.

Appendix B

ANGELICA CORPORATION

1999 PERFORMANCE PLAN

AMENDED AND RESTATED JANUARY 27, 2004

       The Board of Directors of Angelica Corporation (the “Corporation”) established the Angelica Corporation 1999 Performance Plan effective February 23, 1999. The Board now wishes to amend the Plan to permit the award of Stock Units and to increase the number of shares reserved for issuance under the Plan from 500,000 shares to 850,000 shares.

       1. Purpose. The purpose of this Plan is to encourage certain employees of Angelica Corporation, and of such subsidiaries of the Corporation as the Committee administering the Plan designates, to acquire Common Stock of the Corporation based on the value of such stock or based upon achieving certain goals on a basis mutually advantageous to such employees and the Corporation and thus provide an incentive for continuation of the efforts of employees for the success of the Corporation and for continuity of employment.

       2. Administration. The Plan will be administered by the Compensation and Organization Committee (the “Committee”) of the Board of Directors of the Corporation consisting of three or more Directors as the Board may designate from time to time, each of whom is an “independent” under the Committee’s charter, an “outside director” as that term is defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder and a “Non-Employee Director” as that term is defined pursuant to Rule 16b-3 of the Securities Act of 1934, as amended (the “Act”). The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Corporation and its stockholders and in accordance with the purpose of the Plan. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

       In addition to the other powers granted to the Committee under this Plan, the Committee shall have the discretionary power: (a) to determine to which of the employees of the Corporation awards shall be made; (b) to determine whether an award will consist of an Option, Restricted Stock, Stock Units or any combination thereof, (c) to determine the time or times when grants shall be made and to determine the number of shares of Common Stock subject to each such award; (d) to prescribe the form of any award agreement evidencing an award and make any amendment or modification to any award agreement consistent with the terms of this Plan; (e) to determine the terms and conditions applicable to each award (which need not be identical); (f) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of this Plan; and (g) to construe and interpret this Plan, such rules and regulations and the instruments evidencing the awards.

       3. Shares Reserved Under the Plan. There is hereby reserved for issuance under the Plan an aggregate of Eight Hundred and Fifty Thousand (850,000) shares of Common Stock of the Corporation, which may be authorized but unissued or treasury shares. Shares underlying expired, cancelled or forfeited options, rights or awards may be added back to the Plan. When the exercise price of stock options is paid by delivery of shares of Common Stock of the Corporation, the number of shares available for issuance under the Plan shall be reduced by the gross (rather than the net) number of shares which would have been issued pursuant to such exercise, regardless of the number of shares surrendered in payment. Restricted Stock issued pursuant to the Plan will be counted against the Plan maximum while outstanding, even while subject to restrictions. Shares of Restricted Stock may not be added back to the Plan maximum if such Restricted Stock is forfeited. Common Stock subject to a Stock Unit award will reduce the Plan maximum while such Stock Unit award is outstanding, even while such award is not vested. Shares of Common Stock subject to a Stock Unit award may not be added back to the Plan maximum if such Stock Unit award is forfeited.

       Notwithstanding the above, the maximum number of shares subject to stock options that may be awarded in any calendar year to any individual shall not exceed Fifty Thousand (50,000) shares (as adjusted in accordance with Section 11).

       4. Participants. Participants will consist of such officers and employees of the Corporation or any designated subsidiary as the Committee in its sole discretion determines have an important impact on the success and future growth and profitability of the Corporation. Designation of a participant in any year shall not require the Committee to designate such person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the participant in any other year or as granted to any other participant in any year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective benefits.

       5. Types of Benefits. The following benefits may be granted under the Plan: (a) Incentive Stock Options, (b) Nonqualified Stock Options; (c) Restricted Stock; and (d) Stock Unit Awards, all as described below.

       6. Date of Granting Benefits. All benefits granted under the Plan shall be granted as of an award date. Promptly after each award date, the Corporation shall notify the participant of the grant of the benefit, and shall hand deliver or mail to the participant an agreement awarding the benefit, duly executed by and on behalf of the Corporation.

       7. Incentive Stock Options. Incentive Stock Options shall consist of stock options to purchase shares of Common Stock at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. Said purchase price may be paid (i) by check or, in the discretion of the Committee, either (ii) by the delivery of shares of Common Stock of the Corporation then owned by the participant or (iii) by a combination of the foregoing, in the manner provided in the option agreement. Incentive Stock Options will be exercisable not earlier than six months and not later than ten years after the date they are granted and will be exercisable to the extent that such option was exercisable on the date of termination for a period of not more than three months after termination of employment for any reason other than death or disability. In the event termination of employment occurs as a result of death or disability, such an option will be exercisable to the extent that such option was exercisable on the date of termination for a period of 12 months after such termination. If the optionee dies within 12 months after termination of employment by disability, then the period of exercise following death shall be the remainder of the 12-month period, or three months, whichever is longer. If the optionee dies within three months after termination of employment for any other reason, then the period of exercise following death shall be three months. However, in no event shall any Incentive Stock Option be exercised more than ten years after its grant. Leaves of absence granted by the Corporation for military service, illness, and transfers of employment between the Corporation and any subsidiary thereof shall not constitute termination of employment. The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which an Incentive Stock Option is exercisable for the first time during any calendar year (under all option plans of the Corporation and its subsidiary corporations) shall not exceed $100,000, or such other amounts and limitations as may be provided from time to time by the Code and any regulations promulgated thereunder. The fair market value of stock shall be determined without regard to any restriction, other than a restriction, which, by its terms, will never lapse.

       8. Nonqualified Stock Options. Nonqualified Stock Options shall consist of nonqualified stock options to purchase shares of Common Stock at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. Said purchase price may be paid (i) by check or, in the discretion of the Committee, either (ii) by the delivery of shares of Common Stock of the Corporation then owned by the participant or (iii) by a combination of the foregoing, in the manner provided in the option agreement. Nonqualified Stock Options will be exercisable not earlier than six months and not later than ten years after the date they are granted and will be exercisable to the extent that such option was exercisable on the date of termination for a period of not more than three months after termination of employment of the participant for any reason other than death, retirement or disability. In the event termination of employment of the participant occurs as a result of death, retirement or disability, such an option will be exercisable to the extent that such option was exercisable on the date of termination for a period of 12 months after such termination. If the participant dies within 12 months after termination of employment by retirement or disability, then the period of exercise following death shall be three months. However, in no event shall any option be exercised more than ten years after its initial grant. Leaves of absence granted by the Corporation for military service, illness, and transfers of employment between the Corporation and any subsidiary thereof shall not constitute termination of employment. The Committee shall have the right to determine at the time the option is granted whether shares issued upon exercise of a Nonqualified Stock Option shall be subject to restrictions, and if so, the nature of the restrictions. Subject to the provisions of this Section 8, a participant may at any time before the earlier of his or her death or the date when a Nonqualified Stock Option is exercised, direct that all or any portion of the option granted or to be granted pursuant to this Section 8 be granted or regranted in the name of one or more Permissible Transferees. Such direction shall be effective only to the extent that the Corporation receives written notice from the participant, before his or her death, advising of such a direction, the name or other identifying information concerning the Permissible Transferee or Transferees, and the number of shares to which such direction relates. If an option is issued in the name of a Permissible Transferee, such Permissible Transferee shall have, with respect to such option, all of the rights, privileges and obligations which would attach thereunder to the optionee if the option were issued to such participant.

       A Permissible Transferee is a person or entity, other than a participant, to whom a Nonqualified Stock Option is transferred as provided in this Section. The only Permissible Transferees are (a) one or more members of the participant’s family, (b) one or more trusts for the benefit of the participant and/or one or more members of the participant’s family, or (c) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the participant and members of the participant’s family exceed 80 percent of all interests. For this purpose, the participant’s family includes only the participant’s spouse, children and grandchildren.

       9. Restricted Stock. Restricted Stock shall consist of Common Stock of the Corporation issued or transferred under the Plan (other than upon exercise of Stock Options or as Stock Unit) at any purchase price less than the fair market value thereof on the date of issuance or transfer, or as a bonus. In the case of any Restricted Stock:

(a) The purchase price, if any, will be determined by the Committee.
(b) Restricted Stock may be subject to (i) restrictions on the sale or other disposition thereof; (ii) rights of the Corporation to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon termination of the employee’s employment within specified periods; (iii) representation by the employee that he or she intends to acquire Restricted Stock for investment and not for resale; and (iv) such other restrictions, conditions and terms as the Committee deems appropriate.

       (c) The participant shall be entitled to all dividends paid with respect to Restricted Stock during the period of restriction and shall not be required to return any such dividends to the Corporation in the event of the forfeiture of the Restricted Stock.

       (d) The participant shall be entitled to vote the Restricted Stock during the period of restriction.

(e) The Committee shall determine whether Restricted Stock is to be delivered to the participant with an appropriate legend imprinted on the certificate or if the shares are to be deposited in escrow pending removal of the restrictions.

       10. Stock Units. Stock Units shall consist of the right to receive a share of Common Stock from the Corporation at a designated time in the future (provided such Stock Unit is vested at such time) which is granted to a participant pursuant to this Section and which is subject to the restrictions set forth in this Section or in any Stock Unit Agreement that evidences such right. In the case of any Stock Units:

(a) Each Stock Unit Agreement shall indicate the date or conditions, including the achievement of certain performance objectives, under which such Stock Units shall become vested.

       (b) A Stock Unit shall not be transferable under any circumstances and no transfer of a participant’s rights with respect to such Stock Unit, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the transferee any interest or right in or with respect to such Stock Unit, but immediately upon any attempt to transfer such Stock Unit, such Stock Unit, and all of the rights related thereto, shall be cancelled and shall be forfeited by the participant and the transfer shall be of no force or effect.

       (c) As soon as practical after the time stated in the Stock Unit Agreement, shares of Common Stock equal to the number of vested Stock Units reflected in the applicable Stock Unit Agreement shall be distributed to the participant (or the beneficiary(ies) or personal representative of a deceased participant). Distributions shall be made in shares of Common Stock, with fractional shares rounded up to the nearest whole share.

       (d) The Committee may, at any time, in its absolute discretion, terminate any Stock Unit Award then outstanding, whether vested or not, provided, however, that the Corporation, in full consideration of such termination shall pay with respect to each Stock Unit, whether or not vested on the date of such termination, an amount equal to the fair market value of a share of Common Stock determined as of the date of termination.

       (e) A participant will not have any stockholder rights, such as rights to vote or to receive dividends or other distributions, with respect to any Stock Units. A participant will have only adjustment rights provided in this Plan and the cash dividend equivalent rights, if any, provided in the Stock Unit Agreement.

       11. Adjustment Provisions.

(a) If the Corporation shall at any time change the number of issued shares of Common Stock without new consideration to the Corporation (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan, the maximum number of shares available to a particular participant or Permissible Transferee, and the number of shares covered by each outstanding benefit, shall be adjusted so that the aggregate consideration payable to the Corporation, if any, and the value of each such benefit shall not be changed. Benefits may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

       (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

       12. Change of Control. Notwithstanding any other provision of this Plan, upon a Change of Control (as defined in this Section 12) outstanding benefits shall become immediately and fully exercisable or payable according to the following terms:

(a) Any outstanding and unexercised Incentive Stock Option or Nonqualified Stock Option shall become immediately and fully exercisable, and shall remain exercisable until it would otherwise expire by reason of lapse of time.

       (b) Any Restricted Stock granted pursuant to Section 9 shall become immediately and fully transferable, and the Committee shall be deemed to have exercised its discretion to waive any automatic forfeitures provided with respect to such Restricted Stock. Any shares held in escrow shall be delivered to the participant, and the share certificates shall not contain the legend specified by subsection 9(e).

       (c) Any Stock Unit granted pursuant to Section 10 that has not expired or been forfeited shall be deemed to have been earned on the assumption that all performance goals, if any, have been achieved to the fullest extent scheduled in the Stock Unit Agreement. All payments shall be made promptly, notwithstanding any other provision for installment or deferred payment prescribed in the Stock Unit Agreement.

       (d) For purposes of this Plan, Change of Control shall mean: (i) the acquisition by any individual, entity or group, or a Person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of ownership of 20% or more of either (a) the then outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”) or (b) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); (ii) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (iii) approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (a) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (b) no Person beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and (c) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the

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Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or (iv) approval by the stockholders of the Corporation of (a) a complete liquidation or dissolution of the Corporation or (b) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

       13. Nontransferability. Each benefit granted under the Plan to an employee shall not be transferable, other than a Nonqualified Stock Option to a Permissible Transferee, except by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order (as defined in Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended, and the rules promulgated thereunder), and shall be exercisable, during the participant’s lifetime, only by the participant or, in the case of a Nonqualified Stock Option, a Permissible Transferee. In the event of the death of a participant, exercise or payment shall be made only:

(a) By or to a Permissible Transferee, the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the benefit shall pass by will or the laws of descent and distribution; and

(b) To the extent that the deceased participant was entitled thereto at the date of his death.

       14. Taxes. The Corporation shall be entitled to withhold the amount of any tax attributable to any shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice, and the Corporation may defer delivery as to any shares if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Corporation at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on the average of the high and low prices per share of stock on the New York Stock Exchange on the date of such notice or, if such day is not a trading day, the last preceding trading day.

       15. Tenure. A participant’s right, if any, to continue to be employed by the Corporation and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

       16. Duration, Interpretation, Amendment and Termination. No benefit shall be granted after February 23, 2009; provided, however, that the terms and conditions applicable to any benefit granted within such period may thereafter be amended or modified by mutual agreement between the Corporation and the participant or such other person as may then have an interest therein. Also, by mutual agreement between the Corporation and a participant or Permissible Transferee hereunder, stock options or other benefits may be granted to such participant or Permissible Transferee in substitution and exchange for, and in cancellation of, any benefits previously granted such participant or Permissible Transferee under this Plan. To the extent that any stock options or other benefits which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Committee, and to the extent that any such stock options or other benefits would so qualify within the terms of the Plan, the Committee shall have full and complete authority to grant stock options or other benefits that so qualify (including the authority to grant, simultaneously or otherwise, stock options or other benefits which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such stock option or other benefits under the Plan. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this Section shall reduce the amount of any existing benefit or change the terms and conditions thereof without the participant’s or Permissible Transferee’s consent. No amendment of the Plan shall, without approval of the stockholders of the Corporation (a) increase the total number of shares which may be issued under the Plan or increase the amount or type of benefits that may be granted under the Plan; (b) change the minimum purchase price, if any, of shares of Common Stock which may be made subject to benefits under the Plan; or (c) modify the requirements as to eligibility for benefits under the Plan.

       17. Stockholder Approval. No award of a Stock Unit shall be made under this Plan before approval of this January 27, 2004 restatement of the Plan by the shareholders of the Corporation.

       18. Governing Law. Subject to the provisions of applicable federal law, the Plan shall be administered, construed and enforced according to the internal laws of the State of Missouri, excluding its conflict of law rules and the conflict of law rules of any other state.

       19. Severability. The invalidity of any particular clause, provision or covenant herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.

Appendix C

ANGELICA CORPORATION

2004 EQUITY INCENTIVE PLAN

FOR NON-EMPLOYEE DIRECTORS

       1. Purpose and Nature of Plan. The purpose of this 2004 Equity Incentive Plan for Non-Employee Directors of Angelica Corporation (the “Plan”) is to attract and retain Non-Employee Directors of Angelica Corporation (the “Company”) and to solidify the common interest of Directors and shareholders in enhancing the value of the Company’s common stock.

       2. Definitions. The following terms as used in this Plan shall have the meanings ascribed to them below:

(a) Annual Meeting means the Annual Meeting of Shareholders of the Company.

       (b) Award means an option, shares of Restricted Stock or purchased Stock, or Stock Units granted to an Eligible Director pursuant to the terms of this Plan.

       (c) Award Agreement means, in the case of an option, a Stock Option Agreement; in the case of a grant of Restricted Stock, a Restricted Stock Agreement; and in the case of a grant of Stock Units, a Stock Unit Agreement.

       (d) Board shall mean the Board of Directors of the Company.

       (e) Change of Control means any one of the following:

              (i) the acquisition by any individual, entity or group, or a Person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of ownership of 20% or more of either (a) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

              (ii) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

              (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (a) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization,

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merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and (c) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

              (iv) approval by the stockholders of the Company of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

       (f) Eligible Director shall have the meaning set forth in Section 4.

       (g) Fair Market Value of a share of Stock shall mean the fair market value of one share of Stock as of a particular day, which shall be the average of the high and low prices per share of Stock on the New York Stock Exchange on that day, or, if such day is not a trading day, the last preceding trading day.

       (h) Restricted Stock is Stock issued under the terms of this Plan pursuant to Section 6 herein and which is subject to the restrictions set forth in Section 6 herein or in any Restricted Stock Agreement that evidences such grant for so long as such restrictions continue to apply to such Stock.

       (i) Retainer means the retainer compensation paid to an individual by the Company for such individual’s services as a Director, which retainer is payable without regard to actual attendance at meetings of the Board or its Committees.

       (j) Retainer Date means the date on which a Retainer payment is payable to a Director by the Company, which shall initially be the date of the 2004 Annual Meeting, and thereafter each subsequent Annual Meeting.

       (k) Stock shall mean common stock, $1.00 par value, of the Company.

       (l) Stock Purchases mean the issuance of Stock purchased pursuant to the terms and conditions of Section 9 herein.

       (m) Stock Unit shall mean the right to receive a share of Stock from the Company at a designated time in the future (provided such Stock Unit is vested at such time) which is granted to an Eligible Director pursuant to Section 8 herein and which is subject to the restrictions set forth in

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Section 8 herein or in any Stock Unit Agreement that evidences such right. The participant does not have the rights of a shareholder until receipt of the Stock.

       3. Administration. The Plan shall be administered by the Compensation and Organization Committee of the Board. Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The determination of the Committee in the administration of the Plan shall be conclusive and binding upon all persons including, without limitation, the Company and Eligible Directors granted benefits under the Plan. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan. The validity, construction, and effect of the Plan shall be determined in accordance with the laws of the State of Missouri.

       4. Participation in the Plan. A member of the Board who is not an employee of the Company or any affiliate of the Company at the time of the grant (“Eligible Director”) shall be eligible to participate in the Plan.

       5. Shares Subject to the Plan. Subject to adjustment as provided in Section 10, an aggregate of One Hundred Thousand (100,000) shares of Stock shall be available for issuance under the Plan. The shares of Stock issued under the Plan may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions. To the extent that any Award granted under the Plan terminates, expires or is cancelled without having been exercised, the shares covered by such Award shall again be available for grant under this Plan.

       6. Restricted Stock. The Committee may grant shares of Restricted Stock pursuant to this Plan. Each grant of shares of Restricted Stock shall be evidenced by a Restricted Stock Agreement containing such restrictions, terms and conditions as the Committee deems appropriate, provided that such restrictions, terms and conditions are not inconsistent with this Section 6. The grant date of a Restricted Stock Award shall be the date designated by the Committee and specified in the Restricted Stock Agreement. Each Restricted Stock Agreement shall indicate the date or conditions under which the shares of Restricted Stock shall become vested; provided that all shares of Restricted Stock shall become vested immediately upon a Change of Control.

              An Eligible Director shall receive an initial Award of 400 shares of Restricted Stock at the time such individual first becomes an Eligible Director on or after the effective date of this Plan; provided that a Director who received an initial grant under the Company’s 1994 Non-Employee Directors Stock Plan shall not be eligible for an initial Award under this Plan.

       7. Stock Options. The Committee may grant options to purchase Stock under the Plan. All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. No option shall be granted at less than the Fair Market Value of the shares on the date the options are granted. Each option granted under this Plan shall be evidenced by a written Stock Option Agreement in such form as the Committee shall from time to time approve, which agreement shall include such terms and conditions as may be established by the Committee from time to time in its sole discretion. All options shall be exercisable immediately upon a Change of Control. The option purchase price may be paid (a) by payment in cash or cash equivalent; (b) in the discretion of the Committee, by the delivery of shares of Stock already owned by the Eligible Director for at least six months; (c) in the discretion of the Committee, by using shares of Stock that would otherwise have been received by the Eligible Director upon exercise of the option (which method may be restricted to a cashless exercise procedure involving a broker or dealer); or (d) in the discretion of the Committee, by a combination of any of the foregoing, in the manner and subject to the restrictions provided in the Stock Option Agreement.

       8. Stock Units. The Committee may grant Stock Units pursuant to this Plan. Each grant of Stock Units shall be evidenced by a Stock Unit Agreement containing such restrictions, terms and conditions as the Committee deems appropriate, provided that such restrictions, terms and conditions are not inconsistent with this Section 8. Stock Unit Agreements may, in the discretion of the Committee, provide for payments in cash, or adjustment in the number of Stock Units, equivalent to the dividends the Eligible Director would have received if the Eligible Director had been the owner of shares of Stock rather than Stock Units.

(a) Grant Date. The grant date of a Stock Unit shall be the date designated by the Committee and specified in the Stock Unit Agreement as the date the Stock Unit is granted.

       (b) Vesting Date of Stock Units. Each Stock Unit Agreement shall indicate the date or conditions under which such Stock Units shall become vested. Upon a Change of Control, all Stock Units then outstanding shall immediately vest.

       (c) Issuance of Certificates for Stock. As soon as practical after the time stated in the Stock Unit Agreement, shares of Stock equal to the number of vested Stock Units reflected in the applicable Stock Unit Agreement shall be distributed to the Eligible Director (or the beneficiary(ies) or personal representative of a deceased Eligible Director). Distributions shall be made in shares of Stock, with fractional shares rounded down to the nearest whole share.

(d) Rights as Shareholders. An Eligible Director will not have any shareholder rights, such as rights to vote or to receive dividends or other distributions, with respect to any Stock Units.

       9. Stock Purchases. As of each Retainer Date, each Eligible Director whose term as a Director of the Company shall continue thereafter, shall be required to purchase that number of whole shares of Stock as can be purchased with one hundred percent (100%) of such Eligible Director’s Retainer due and payable on such Retainer Date at the Fair Market Value on such date. In the event an Eligible Director is appointed to the Board between Retainer Dates, such Eligible Director shall receive in full payment of his or her Retainer for such partial year the number of whole shares of Stock equal to the product of (i) the number of shares of Stock that would have been purchased for the Eligible Director on the immediately preceding Retainer Date and (ii) the number of whole months from the date of such Eligible Director’s appointment to the Board to the next following Retainer Date divided by twelve. The Stock so purchased will be issued in the name of the Eligible Director. Any balance of a Retainer due and owing to the Eligible Director shall be paid in cash as soon as is practicable after the Retainer Date. Such Stock shall be subject to the following terms and conditions:

(a) Dividend and Voting Rights. Each Eligible Director shall have full dividend and voting rights with respect to Stock issued to him or her pursuant to this Section 9.

       (b) Transfer Restrictions. Except as provided in this Section 9(b) and Section 11, Stock issued pursuant to this Section 9 may not be sold or transferred (including, without restrictions, transfer by gift or donation) prior to the third anniversary of the date of purchase of such Stock (the “Period of Restriction”). A legend referring to the foregoing restriction shall be placed on all Stock certificates.

(i) Exercise of Options. An Eligible Director who holds an option which is exercisable under the Company’s 1994 Non-Employee Directors Stock Plan or this Plan may elect, on forms provided for the purpose by the Administrator, to have a certain number of the shares of Stock purchased pursuant to this Section 9 which are not then subject to forfeiture as provided in Section 9(b)(ii) issued in his name in certificate form and delivered to the Administrator for the purpose of being surrendered in connection with the payment of the exercise price of such option. Following such exercise, the Administrator shall receive a number of shares issued pursuant to such option exercise (“Option Shares”) equal to the number of shares of purchased Stock delivered in payment of the exercise price, and shall deliver or cause to be delivered to the Eligible Director the balance of the
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Stock issued pursuant to such option exercise. The Administrator shall hold the number of option shares equal to the number of shares delivered in payment of the exercise price subject to the same terms and conditions as apply to Stock purchased pursuant to this Section 9, and references herein to Stock shall include such option shares, if any, held by the Administrator for the same Eligible Director.

              (ii) Termination of Service as a Director. Except as otherwise provided in this Section 9(b)(ii), when an Eligible Director’s service as a Director terminates for any reason prior to the expiration of the applicable Period of Restriction, the Period of Restriction applicable to all of the Stock purchased by the Eligible Director pursuant to this Section 9 shall terminate automatically. If an Eligible Director resigns as a Director of the Company prior to serving a full ten calendar months subsequent to any Retainer Date after which the Eligible Director’s Retainer has been used to purchase Stock, a number of shares of Stock equal to one-tenth of the total number of shares purchased by the Eligible Director with such Eligible Director’s Retainer after the most recent Retainer Date will be forfeited for each month less than ten that such Eligible Director serves as a Director of the Company after such Retainer Date. Notwithstanding the preceding, no forfeiture shall occur if such Director’s resignation occurs on or after a Change of Control.

       (c) Delivery of Certificates. Shares purchased by Eligible Directors pursuant to this Section 9 shall be held in escrow by the Company or by an agent designated by the Company, so long as the transfer restrictions set forth in Section 9(b) remain in effect with respect to such Stock. Certificates for such shares shall be released from escrow, reissued without the applicable restrictive legend, and delivered to the Eligible Director in whose name the shares are registered promptly upon the termination of the Period of Restriction with respect to such shares.

(d) Additional Securities. Any new or additional shares or other securities to which an Eligible Director becomes entitled during the Period of Restriction due to a stock dividend, stock split, recapitalization, merger or other event involving the shares purchased pursuant to this Section 9 shall be subject to all of the terms and conditions of this Section 9 during the remaining term of the Period of Restriction on the underlying shares. Notwithstanding the preceding, shares of capital stock of a subsidiary of the Company which are issued as a dividend by the Company in connection with the spin-off or split-off of such subsidiary from the Company will not be subject to any of the restrictions set forth in this Section 9 and the certificates representing such shares shall be immediately issuable to the Eligible Director.

       10. Adjustment Upon Changes in Stock. If there shall be any change in the Stock subject to the Plan by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, exchange of stock or other change in the corporate structure, appropriate adjustments shall be made to the aggregate number and kind of shares of Stock or other securities subject to the Plan, to Plan Awards, to the purchase price of outstanding options, and to other terms of the Plan or Awards, as the Committee determines to reflect such changes.

       11. Nontransferability. An Eligible Director may not sell, transfer, pledge or otherwise dispose of or encumber his or her Restricted Stock, Stock Units, or Stock Purchases as to which the Period of Restriction has not yet expired (other than by will or by the laws of descent and distribution). Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and shall be exercisable during the holder’s lifetime only by the holder or the holder’s guardian or legal representative; provided, however, options granted under the Plan may be transferred, without consideration, to a Permitted Transferee (as defined below). In the event of the death of an Eligible Director, exercise or payment shall be made only:

(a) By or to the Permitted Transferee, executor or administrator of the estate of the deceased Eligible Director or the person or persons to whom the deceased Eligible Director’s rights under the benefit shall pass by will or the laws of descent and distribution; and

(b) To the extent that the deceased Eligible Director or the Permitted Transferee, as the case may be, was entitled thereto at the date of his death.

For purposes of this Section, “Permitted Transferee” shall include (i) one or more members of the Eligible Director’s family, (ii) one or more trusts for the benefit of the Eligible Director and/or one or more members of the Eligible Director’s family, or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the Eligible Director and members of the Eligible Director’s family exceed 80% of all interests. For this purpose, the Eligible Director’s family shall include only the Eligible Director’s spouse, children and grandchildren.

       12. Beneficiary. An Eligible Director may designate one or more persons (concurrently, contingently or successively) to whom Restricted Stock, Stock Units, or Purchased Stock will be distributed and by whom stock options will be exercisable if the Eligible Director dies before receiving complete payment of such amounts. Any such designation must be made on a form acceptable to the Company for this purpose, will be effective on the date received by the Company and may be revoked by the Eligible Director by a subsequent written designation delivered to the Company while the Eligible Director is alive. If the Eligible Director fails to designate a beneficiary or if no designated beneficiary survives the Eligible Director, then any such benefit shall be transferred to the Eligible Director’s estate.

       13. Limitation of Rights.

(a) No Right to Continue as a Director. Neither the Plan, nor the granting of an Award or any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Eligible Director has a right to continue as a director for any period of time, or at any particular rate of compensation.

(b) No Shareholders’ Rights for Options or Stock Units. Except with respect to adjustments upon changes in the Stock as set forth in this Plan, an Eligible Director shall have no rights as a shareholder with respect to the shares covered by options or Stock Units granted hereunder until the date of the issuance of a stock certificate therefor.

       14. Effective Date and Duration of Plan. The Plan shall become effective immediately following approval by the shareholders of the Company. The period during which Awards shall be made under the Plan shall terminate on January 27, 2014 or action by written consent of shareholders at which the Plan was approved (unless the Plan is extended or terminated at an earlier date by shareholders) but such termination shall not affect the terms of any then outstanding Award.

       15. Amendment, Suspension or Termination of the Plan. The Board may suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent necessary to comply with or get an exemption from any provision of the Code, including regulations thereunder, the Securities Exchange Act of 1934, as amended, or any listing agency, approval of the shareholders will be required for any revision or amendment that shall change the selection or eligibility of Eligible Directors, the number of shares of Stock subject to Awards or any purchase price thereunder, or materially increase the benefits accruing to Eligible Directors under the Plan.

       16. Notice. Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

       17. Use of Proceeds. Proceeds from the sale of Stock pursuant to options granted under the Plan and pursuant to Stock purchased under Section 9 of the Plan shall constitute general funds of the Company.

ANGELICA CORPORATION
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

YOU CAN VOTE IN ONE OF THREE WAYS:

TO VOTE BY TELEPHONE:

Using a touch-tone telephone, call toll free 1-800-758-6973 and follow the recorded instructions.

TO VOTE BY INTERNET:

Log on to the internet and go to the website http://www.eproxyvote.com/agl and follow the instructions on the screen.

Shares may be voted by telephone and internet 24 hours a day, 7 days a week until 5:00 p.m. CDT,
May 24, 2004, the day before the Annual Meeting.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, HAVE YOUR PROXY CARD IN HAND.
You will be asked to enter a proxy control number, which is located in the lower right-hand corner of your proxy card.

If you vote by telephone or internet, there is no need to return your proxy card by mail.

TO VOTE BY MAIL:

Mark, sign and date the proxy card below. Detach the card and return it in the envelope provided.

IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, DETACH PROXY CARD AND RETURN.

ANGELICA CORPORATION
PROXY for Annual Meeting of Shareholders to be held May 25, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR Item 1	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS to serve for three-year terms expiring in 2007: (01) Susan S. Elliott, (02) Don W. Hubble and (03) Kelvin R. Westbrook	☐	☐	☐
ELECTION OF DIRECTOR to serve for a two-year term expiring in 2006: (04) Ronald J. Kruszewski	To withhold authority to vote for any individual nominee, mark “For All Except” and strike a line through the nominee’s name.
The Board of Directors recommends a vote FOR Items 2, 3 and 4
2. Approval of the Amendment and Restatement of the Angelica Corporation 1999 Performance Plan.	☐FOR	☐AGAINST	☐ABSTAIN
3. Re-Affirmation of the Performance Goals under the Angelica Corporation 1999 Performance Plan.	☐FOR	☐AGAINST	☐ABSTAIN
4. Approval of the 2004 Equity Incentive Plan for Non-Employee Directors of Angelica Corporation.	☐FOR	☐AGAINST	☐ABSTAIN
The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof in such manner as said proxies shall determine in their sole discretion.

THE ANNUAL MEETING WILL BE HELD ON MAY 25, 2004 AT THE SAINT LOUIS CLUB, 14TH FLOOR, 7701 FORSYTH BOULEVARD, CLAYTON, MISSOURI.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE, DETACH AND MAIL THE PROXY FORM BELOW, OR VOTE BY TELEPHONE OR INTERNET.

(Fold and Detach Here)

The undersigned hereby appoints Stephen M. O’Hara and Steven L. Frey, and each of them, the proxy of the undersigned, each with power of substitution, to vote all shares which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Angelica Corporation to be held on May 25, 2004, and at any adjournment thereof; provided, however, that said shares shall be voted as specified on the reverse side hereof.

Unless otherwise indicated, this proxy will be voted FOR the election of Directors in Item 1 and FOR Items 2, 3 and 4.

Date: , 2004

SIGNATURE OF SHAREHOLDER(S)
(Please sign proxy exactly as name appears hereon. Joint owners should each sign personally. Corporate proxies should be signed by authorized officer. Executors, administrators, trustees, etc. should so indicate when signing.)
☐ Check here if you plan to attend the meeting. PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.